UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a–12

SAMSON OIL & GAS LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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17 October 2016

Dear Shareholder,

The new board of Samson Oil and Gas Limited came together in early 2016, and with the senior management team re-defined the strategy and direction of the company. The focus became the development of mature, bypassed oil in known Rocky Mountain basins. This together with stronger emphasis on debt management, liquidity and costs, that in turn allows for value growth of both reserves and production. All this is necessary, if we are to benefit in a period of low commodity prices.

We have made a good start on our new journey. We acquired the operatorship of the Foreman Butte Fields from Oasis in February for $16 million and with sound analysis and a solid well work over program have grown production from some 300 boepd to 1,300 boepd today. Proved Reserves have grown to 9.8mmboe and the value as calculated by independent engineers, based on Strip Prices, has grown to a PV10 of US $110million.

To strengthen the balance sheet we are selling our legacy asset in the North Stockyard Field for $15million. This will reduce debt to a manageable $19million and should give us some $4million of working capital to unlock the value we see in Foreman Butte and other assets. We will also get a lot of headroom for further debt capacity as prices recover.

Finally we are putting in place a Stock Option Plan for the senior team to allow alignment with all stakeholders in the company, and to reward, motivate and retain the skill levels we need to deliver our ambitious growth plans. We look forward to receiving your support at the company’s Annual General Meeting and thank you for your continued loyalty, as we serve your investment needs.

With thanks

Sincerely

/s/ Dr Peter J. Hill

Dr Peter J. Hill

Chairman of the Board

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN

SAMSON OIL & GAS LIMITED

(ABN 25 009 069 005)

NOTICE OF ANNUAL GENERAL MEETING

EXPLANATORY MEMORANDUM

PROXY FORM

Date:	Thursday, 17 November 2016

Time:	11.00 am AWST

Venue:	Level 1, AMP Building
140 St Georges Terrace
Perth, WA 6000

These documents should be read in their entirety. If shareholders are in doubt as to how they should vote, they should seek advice from their accountant, solicitor or other professional adviser prior to voting.

SAMSON OIL & GAS LIMITED

(ABN 25 009 069 005)

NOTICE OF ANNUAL GENERAL MEETING

NOTICE IS HEREBY GIVEN that the annual general meeting of Samson Oil & Gas Limited will be held at Level 1, AMP Building 140 St Georges Terrace, Perth, Western Australia 6000 on Thursday, 17 November 2016 at 11.00am (Perth, Western Australia time).

AGENDA

ORDINARY BUSINESS

Financial Statements

To receive, consider and discuss the Company’s financial statements for the year ended 30 June 2016 and the reports of the directors and auditors on those statements.

Note:

There is no requirement for Shareholders to approve these reports.

Resolution 1- Re-election of Director

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“In accordance with Rule 3.6 of the Company's constitution, that Mr. Gregory Channon, who retires by rotation and, being eligible, offers himself for re-election, be re-elected as a Director of the Company”.

Resolution 2 – Adoption of Remuneration Report

To consider, and if thought fit to pass, the following resolution as a non-binding resolution:

“That, for the purposes of section 250R(2) of the Corporations Act 2001 and for all other purposes, the Remuneration Report contained in the 2016 Annual Report which accompanied the notice convening this meeting be adopted by shareholders”.

Note:

In accordance with section 250R(2) of the Corporations Act 2001, this resolution is advisory only and does not bind the Directors or the Company.

Voting Prohibition Statement:

The Company will disregard any votes cast on Resolution 2 by or on behalf of any member of the Key Management Personnel, details of whose remuneration are included in the Remuneration Report, or any Closely Related Party of such a member. However, the Company will not disregard any votes cast on Resolution 2 by such a person if:

(a)	the person is acting as proxy and the Proxy Form specifies how the proxy is to vote on the Resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this Resolution as described above; or
(b)	the person is the Chairman of the Meeting voting an undirected proxy and the appointment expressly authorises the Chairman to exercise the proxy even though Resolution 2 is connected with the remuneration of the Key Management Personnel of the Company.

Resolution 3 – Issue of Shares to P. Hill

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purpose of ASX Listing Rule 10.11, section 208 of the Corporations Act and all other purposes, the Company be authorised to allot and issue 8,818,800 shares to Dr Peter Hill, a director of the Company, or his nominee, on the terms described in the explanatory memorandum which accompanied the notice convening this meeting ”.

Note:

(a)	The shares referred to in Resolution 3 will be issued within one month after the date of the annual general meeting.
(b)	The shares will be issued for nil consideration and no funds will be raised from the issue.
(c)	In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, any votes cast on Resolution 3 (other than (i) by a person as proxy for a member who is entitled to vote, in accordance with the directions on the relevant proxy form or (ii) by the Chairman of the meeting as an undirected proxy for a member who is entitled to vote) by Dr Peter Hill, any of his nominees or any of his associates, will be disregarded.
(d)	The Company will disregard any votes cast on Resolution 3 by any member of the Key Management Personnel of the Company, or a Closely Related Party of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on Resolution 3. However, the Company will not disregard any votes cast on Resolution 3 by such a person if:
(i)	the Proxy Form specifies how the proxy is to vote on the Resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this Resolution as described above; or
(ii)	the person is the Chairman of the Meeting voting an undirected proxy and the appointment expressly authorises the Chairman to exercise the proxy even though Resolution 3 is connected with the remuneration of the Key Management Personnel of the Company.

Resolution 4 – Issue of Shares to T. Barr

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purpose of ASX Listing Rule 10.11, section 208 of the Corporations Act and all other purposes, the Company be authorised to allot and issue 16,258,000 shares to Mr Terence Barr, the managing director of the Company, or his nominee, on the terms described in the explanatory memorandum which accompanied the notice convening this meeting”.

Note:

(a)	The shares referred to in Resolution 4 will be issued within one month after the date of the annual general meeting.
(b)	The shares will be issued for nil consideration and no funds will be raised from the issue.
(c)	In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, any votes cast on Resolution 4 (other than (i) by a person as proxy for a member who is entitled to vote, in accordance with the directions on the relevant proxy form or (ii) by the Chairman of the meeting as an undirected proxy for a member who is entitled to vote) by Mr T Barr, any of his nominees or any of his associates, will be disregarded.

(d)	The Company will disregard any votes cast on Resolution 4 by any member of the Key Management Personnel of the Company, or a Closely Related Party of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on Resolution 4. However, the Company will not disregard any votes cast on Resolution 4 by such a person if:
(i)	the Proxy Form specifies how the proxy is to vote on the Resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this Resolution as described above; or
(ii)	the person is the Chairman of the Meeting voting an undirected proxy and the appointment expressly authorises the Chairman to exercise the proxy even though Resolution 4 is connected with the remuneration of the Key Management Personnel of the Company.

Resolution 5 – Issue of Shares to G. Channon

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purpose of ASX Listing Rule 10.11, section 208 of the Corporations Act and all other purposes, the Company be authorised to allot and issue 5,005,000 shares to Gregory Channon, a director of the Company, or his nominee, on the terms described in the explanatory memorandum which accompanied the notice convening this meeting ”.

Note:

(a)	The shares referred to in Resolution 5 will be issued within one month after the date of the annual general meeting.
(b)	The shares will be issued for nil consideration and no funds will be raised from the issue.
(c)	In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, any votes cast on Resolution 5 (other than (i) by a person as proxy for a member who is entitled to vote, in accordance with the directions on the relevant proxy form or (ii) by the Chairman of the meeting as an undirected proxy for a member who is entitled to vote) by Mr G Channon, any of his nominees or any of his associates, will be disregarded.
(d)	The Company will disregard any votes cast on Resolution 5 by any member of the Key Management Personnel of the Company, or a Closely Related Party of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on Resolution 5. However, the Company will not disregard any votes cast on Resolution 5 by such a person if:
(i)	the Proxy Form specifies how the proxy is to vote on the Resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this Resolution as described above; or
(ii)	the person is the Chairman of the Meeting voting an undirected proxy and the appointment expressly authorises the Chairman to exercise the proxy even though Resolution 5 is connected with the remuneration of the Key Management Personnel of the Company.

Resolution 6 – Issue of Shares to D. Rakich

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purpose of ASX Listing Rule 10.11, section 208 of the Corporations Act and all other purposes, the Company be authorised to allot and issue 1,517,400 shares to Denis Rakich, a director of the Company, or his nominee, on the terms described in the explanatory memorandum which accompanied the notice convening this meeting “.

Note:

(a)	The shares referred to in Resolution 6 will be issued within one month after the date of the annual general meeting.
(b)	The shares will be issued for nil consideration and no funds will be raised from the issue.
(c)	In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, any votes cast on Resolution 6 (other than (i) by a person as proxy for a member who is entitled to vote, in accordance with the directions on the relevant proxy form or (ii) by the Chairman of the meeting as an undirected proxy for a member who is entitled to vote) by Mr D Rakich, any of his nominees or any of his associates, will be disregarded.
(d)	The Company will disregard any votes cast on Resolution 6 by any member of the Key Management Personnel of the Company, or a Closely Related Party of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on Resolution 6. However, the Company will not disregard any votes cast on Resolution 6 by such a person if:
(i)	the Proxy Form specifies how the proxy is to vote on the Resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this Resolution as described above; or
(ii)	the person is the Chairman of the Meeting voting an undirected proxy and the appointment expressly authorises the Chairman to exercise the proxy even though Resolution 6 is connected with the remuneration of the Key Management Personnel of the Company.

Resolution 7 – Issue of Shares to Employees

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purposes of Listing Rule 7.1 and for all other purposes, Shareholders approve the issue of up to 35,046,200 shares to employees of the Company and its subsidiaries, for the purpose and on the terms set out in the explanatory memorandum accompanying the notice convening this meeting."

Note:

The Company will disregard any votes cast on Resolution 7 by any person who may participate in the proposed issue and any person who might obtain a benefit (except a benefit solely in the capacity of a holder of ordinary securities) if the Resolution is passed, and any person associated with those persons. However, the Company will not disregard any votes cast on Resolution 7 by such a person if:

(a)	the person is acting as proxy for a person who is entitled to vote, in accordance with the directions on the Proxy Form; or

(b)	the person is the Chairman of the Meeting acting as proxy for a person who is entitled to vote, in accordance with a direction on the Proxy Form to vote as the proxy decides.

The Company will also disregard any votes cast on Resolution 7 by any member of the Key Management Personnel of the Company, or a Closely Related Party of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on Resolution 7. However, the Company will not disregard any votes cast on Resolution 7 by such a person if:

(a)	the Proxy Form specifies how the proxy is to vote on Resolution 7, and the vote is not cast on behalf of a person who is otherwise excluded from voting on the Resolution as described above; or
(b)	the person is the Chairman of the Meeting voting an undirected proxy and the appointment expressly authorises the Chairman to exercise the proxy even though Resolution 7 is or may be connected with the remuneration of the Key Management Personnel of the Company.

Resolution 8 – Adoption of Stock Option Plan (Plan)

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purposes of Listing Rule 7.2, Exception 9(b) and for all other purposes, Shareholders approve the Samson Oil & Gas Limited 2016 Stock Option Plan for employees and executive directors of the Company known as the "Plan", a summary of which is set out in the Explanatory Statement accompanying this notice convening this meeting, and the issue of securities thereunder as an exception to Listing Rule 7.1.”

Note:

The Company will disregard any votes cast on Resolution 8 by any director of the Company (except one who is ineligible to participate in the Plan) and any Associate of that director. However, the Company need not disregard a vote cast on Resolution 8 by such a person if:

(a)	the person is acting as a proxy for a person who is entitled to vote, in accordance with the directions on the Proxy Form; or
(b)	the person is the Chairman of the Meeting acting as proxy for a person who is entitled to vote, in accordance with a direction on the Proxy Form to vote as the proxy decides.

The Company will disregard any votes cast on Resolution 8 by any member of the Key Management Personnel of the Company, or a Closely Related Party of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on Resolution 8. However, the Company will not disregard any votes cast on Resolution 8 by such a person if:

(a)	the Proxy Form specifies how the proxy is to vote on the Resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this Resolution as described above; or
(b)	the person is the Chairman of the Meeting voting an undirected proxy and the appointment expressly authorises the Chairman to exercise the proxy even though Resolution 8 is connected with the remuneration of the Key Management Personnel of the Company.

Resolution 9 – Issue of Options to P. Hill

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purposes of ASX Listing Rule 10.14, sections 200B, 200E and 208 of the Corporations Act and all other purposes, and subject to the passing of Resolution 8 set out in the notice convening this meeting, this meeting approves the issue of 30,000,000 options to subscribe for shares in the Company to Dr P Hill, a director of the Company (or his nominee) under the Plan, for the purpose and on the terms and conditions set out in the explanatory memorandum which accompanied the notice convening this meeting”.

Note:

The Company will disregard any votes cast on Resolution 9 by a Director of the Company (except one who is ineligible to participate in any employee incentive scheme in relation to the Company) and any Associate of that Director. However, the Company need not disregard a vote if it is cast by such a person if the person is acting as a proxy for a person who is entitled to vote, in accordance with the directions on the Proxy Form, or it is cast by the Chair as proxy for a person who is entitled to vote, in accordance with a direction on the Proxy Form to vote as the proxy decides.

The Company will also disregard any votes cast on Resolution 9 by any member of the Key Management Personnel of the Company, or a Closely Related Party of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on Resolution 9. However, the Company will not disregard any votes cast on Resolution 9 by such a person if:

(a)	the Proxy Form specifies how the proxy is to vote on the Resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this Resolution as described above; or
(b)	the person is the Chairman of the Meeting voting an undirected proxy and the appointment expressly authorises the Chairman to exercise the proxy even though Resolution 9 is connected with the remuneration of the Key Management Personnel of the Company.

Resolution 10 – Issue of Options to G. Channon

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purposes of ASX Listing Rule 10.14, sections 200B, 200E and 208 of the Corporations Act and all other purposes and subject to the passing of Resolution 8 set out in the notice convening this meeting, this meeting approves the issue of 24,000,000 options to subscribe for shares in the Company to Mr G Channon, a director of the Company (or his nominee) under the Plan, for the purpose and on the terms and conditions set out in the explanatory memorandum which accompanied the notice convening this meeting”.

Note:

The Company will disregard any votes cast on Resolution 10 by a Director of the Company (except one who is ineligible to participate in any employee incentive scheme in relation to the Company) and any Associate of that Director. However, the Company need not disregard a vote if it is cast by such a person if the person is acting as a proxy for a person who is entitled to vote, in accordance with the directions on the Proxy Form, or it is cast by the Chair as proxy for a person who is entitled to vote, in accordance with a direction on the Proxy Form to vote as the proxy decides.

The Company will also disregard any votes cast on Resolution 10 by any member of the Key Management Personnel of the Company, or a closely related party of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on Resolution 10. However, the Company will not disregard any votes cast on Resolution 10 by such a person if:

(a)	the Proxy Form specifies how the proxy is to vote on the Resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this Resolution as described above; or
(b)	the person is the Chairman of the Meeting voting an undirected proxy and the appointment expressly authorises the Chairman to exercise the proxy even though Resolution 10 is connected with the remuneration of the Key Management Personnel of the Company.

Resolution 11 – Issue of Options to D. Rakich

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purposes of ASX Listing Rule 10.14, sections 200B, 200E and 208 of the Corporations Act and all other purposes, and subject to the passing of Resolution 8 set out in the notice convening this meeting, this meeting approves the issue of 24,000,000 options to subscribe for shares in the Company to Mr D Rakich, a director of the Company (or his nominee) under the Plan, for the purpose and on the terms and conditions set out in the explanatory memorandum which accompanied the notice convening this meeting”.

Note:

The Company will disregard any votes cast on Resolution 11 by a Director of the Company, (except one who is ineligible to participate in any employee incentive scheme in relation to the Company) and any Associate of that Director. However, the Company need not disregard a vote if it is cast by such a person if the person is acting as a proxy for a person who is entitled to vote, in accordance with the directions on the Proxy Form, or it is cast by the Chair as proxy for a person who is entitled to vote, in accordance with a direction on the Proxy Form to vote as the proxy decides.

The Company will also disregard any votes cast on Resolution 11 by any member of the Key Management Personnel of the Company, or a closely related party of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on Resolution 11. However, the Company will not disregard any votes cast on Resolution 11 by such a person if:

(a)	the Proxy Form specifies how the proxy is to vote on the Resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this Resolution as described above; or
(b)	the person is the Chairman of the Meeting voting an undirected proxy and the appointment expressly authorises the Chairman to exercise the proxy even though Resolution 11 is connected with the remuneration of the Key Management Personnel of the Company.

Resolution 12 – Issue of Options to T. Barr

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purposes of ASX Listing Rule 10.14, sections 200B, 200E and 208 of the Corporations Act and all other purposes, and subject to the passing of Resolution 8 set out in the notice convening this meeting, this meeting approves the issue of 60,000,000 options to subscribe for shares in the Company to Mr Terence Barr, a director of the Company (or his nominee) under the Plan, for the purpose and on the terms and conditions set out in the explanatory memorandum which accompanied the notice convening this meeting”.

Note:

The Company will disregard any votes cast on Resolution 12 by a Director of the Company, (except one who is ineligible to participate in any employee incentive scheme in relation to the Company) and any Associate of that Director. However, the Company need not disregard a vote if it is cast by such a person if the person is acting as a proxy for a person who is entitled to vote, in accordance with the directions on the Proxy Form, or it is cast by the Chair as proxy for a person who is entitled to vote, in accordance with a direction on the Proxy Form to vote as the proxy decides.

The Company will also disregard any votes cast on Resolution 12 by any member of the Key Management Personnel of the Company, or a closely related party of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on Resolution 12. However, the Company will not disregard any votes cast on Resolution 12 by such a person if:

(a)	the Proxy Form specifies how the proxy is to vote on the Resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this Resolution as described above; or
(b)	the person is the Chairman of the Meeting voting an undirected proxy and the appointment expressly authorises the Chairman to exercise the proxy even though Resolution 12 is connected with the remuneration of the Key Management Personnel of the Company.

If you are a member of the Key Management Personnel of the Company or a Closely Related Party of such a person (or are acting on behalf of any such person) and purport to cast a vote (other than as a proxy as permitted in the manner set out above), on any of Resolutions 2- 6 and 8 - 12 (inclusive) above, that vote will be disregarded by the Company and you may be liable for an offence for breach of voting restrictions that apply to you under the Corporations Act.

Resolution 13 — Advisory Vote on named Executive Officer Compensation

In accordance with the requirement of the U.S. Securities Exchange Act of 1934, the compensation paid to the Company’s “named executive officers”, as disclosed in the Annexure “A” to the explanatory memorandum that accompanied this notice, is hereby submitted to an advisory vote of shareholders.

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That the Shareholders approve, on an advisory basis, the compensation of the Company’s “named executive officers,” as disclosed in this U.S. Proxy Statement including the “Compensation Discussion and Analysis,” compensation tables and narrative disclosure in this U.S. Proxy Statement.”

Note:

In accordance with Section 14(a) of the U.S. Securities Exchange Act of 1934, this resolution is advisory only and does not bind the Directors of the Company.

PROXIES

In accordance with section 249L of the Corporations Act 2001, members are advised that:

•	each member has a right to appoint a proxy;
•	the proxy need not be a member of the Company;
•	a member who is entitled to cast two or more votes may appoint two proxies and may specify the proportion or number of votes each proxy is appointed to exercise. If no proportion or number is specified, then in accordance with section 249X(3) of the Corporations Act 2001, each proxy may exercise one-half of the votes.

In accordance with section 250BA of the Corporations Act 2001, the Company specifies the following information for the purposes of receipt of proxy appointments:

Registered Office: Level 16, AMP Building, 140 St Georges Terrace Perth WA 6000

Facsimile Number: (08) 9220 9820 (international number: +61 8 9220 9820)

Postal Address: PO Box 7654, Cloisters Square, Perth, WA 6850

Each member entitled to vote at the general meeting has the right to appoint a proxy to attend and vote at the meeting on his behalf. The member may specify the way in which the proxy is to vote on each resolution or may allow the proxy to vote at his discretion.

The instrument appointing the proxy must be received by the Company at the address specified above at least 48 hours before the time notified for the meeting (proxy forms can be lodged by facsimile).

In accordance with regulation 7.11.38 of the Corporations Regulations 2001, the Company determines that shares held as at 11.00 am on 15 November 2016 will be taken, for the purposes of the general meeting, to be held by the persons who held them at that time.

By Order of the Board

DENIS I RAKICH

Company Secretary

6 October 2016

SAMSON OIL & GAS LIMITED

(ABN 25 009 069 005)

EXPLANATORY MEMORANDUM TO SHAREHOLDERS

1.	Introduction

This Explanatory Memorandum has been prepared for the information of shareholders of Samson Oil & Gas Limited in connection with the business to be transacted at the annual general meeting of the Company to be held on Thursday 17 November 2016.

At that meeting, shareholders will be asked to consider resolutions:

•	re-electing a director who retires by rotation;
•	adopting the remuneration report;
•	approving the issue of shares to directors;
•	approving the issue of shares to employees;
•	issuing options to directors;
•	adoption of Stock Option Plan; and
•	advisory vote to approve named executive officer compensation.

The purpose of this Explanatory Memorandum is to provide information that the Board believes to be material to shareholders in deciding whether or not to pass those resolutions. The Explanatory Memorandum explains the resolutions and identifies the Board’s reasons for putting them to shareholders. It should be read in conjunction with the accompanying Notice of Meeting.

2.	Glossary

The following terms and abbreviations used in this Explanatory Memorandum have the following meanings:

AGM or General Meeting	The annual general meeting of the Company to be held on Thursday 17 November 2016.

ASIC	Australian Securities and Investments Commission.

ASX	ASX Limited (ACN 008 624 691), trading as the Australian Securities Exchange.

ASX Listing Rules or Listing Rules	The Official Listing Rules of the ASX, as amended from Rules time to time.

Board	The board of directors of the Company.

Constitution	The constitution of the Company.

Corporations Act	Corporations Act 2001 (Cth.).

Closely Related Party	Of a member of the Key Management Personnel means:

(i)	a spouse or child of the member;
(ii)	a child of the member’s spouse
(iii)	a dependant of the member of the members spouse
(iv)	anyone else who is one of the member’s family and may be expected to influence the member or be influenced by the member, in the member’s dealing with the entity;
(v)	a company the member controls; or
(vi)	a person prescribed by the Corporations Regulations 2001 (Cth.).

Director	A director of the Company.

EBIT DAX	Earnings before interest, tax, depreciation, amortisation and exploration expenditure.

Equity Security	Has the meaning given to that term in the Listing Rules.

Key Management Personnel	Has the same meaning as in the accounting standards and broadly includes those persons having authority and responsibility for planning, directing and controlling the activities of the Company, directly or indirectly, including any director (whether executive or otherwise) of the Company.

Notice of Meeting	The notice convening the Annual General Meeting which accompanies this Explanatory Memorandum.

NYSE MKT	Means the New York Stock Exchange’s NYSE MKT trading market.

Option	An option to subscribe for a Share, to be issued on the terms of the Plan.

Plan	The Samson Oil & Gas Limited 2016 Stock Option Plan

Remuneration Report	the annual remuneration report included in the Company’s annual report for the year ended 30 June 2016.

Samson or Company	Samson Oil & Gas Limited (ABN 25 009 069 005).

Samson Shares or Shares	Fully paid ordinary shares in the Company.

Shareholder	A registered holder of a Share.

3.	Resolution 1 – Re-election of G. Channon as a Director

In accordance with ASX Listing Rule 14.4 and pursuant to Rule 3.6(a) of the Constitution, at each annual general meeting one-third of the Directors (excluding the Managing Director) must retire from office. Each Director so retiring is entitled to offer him or himself for re-election as a Director at the annual general meeting which coincides with his retirement. The Directors to retire are those who have been in office for 3 years since their appointment or last re-appointment or who have been longest in office since their appointment or last re-appointment or, if the Directors have been in office for an equal length of time (as is the case here), then by agreement.

By agreement between the Directors, Mr Channon will retire by rotation at the AGM and, being eligible, seeks re-election as a Director of the Company.

Greg Channon is a geologist with 31 years of global oil and gas experience in a variety of technical and leadership roles. He is currently the Chief Executive Officer of Pathfinder Energy Pty Ltd.

During his career, Mr Channon has worked with a range of E&P companies, including Santos, Fletcher Challenge Energy, Shell, Swift Energy and BrightOil. He has lived and worked in Australia, New Zealand, USA, Hong Kong, China and Africa. In the United States, he has worked in Appalachia, Colorado, California and Texas.

Mr Channon was elected as a director of the Company on 27 January 2016.

4.	Resolution 2 – Adoption of Remuneration Report

The Corporations Act prescribes certain disclosure requirements for listed companies which include requiring that the directors of the company include a remuneration report in the company’s annual report. The Corporations Act also requires that the directors put a resolution to shareholders each year that the remuneration report be adopted.

The Remuneration Report is set out within the Company’s 2016 Annual Report.

The Remuneration Report:

•	outlines the Board’s policy for determining the nature and amount of remuneration for directors and executives of the Company;
•	discusses the relationship between the Board’s remuneration policy and the Company’s performance;
•	details and explains any performance condition applicable to the remuneration of a director or executive;
•	details the remuneration of each director (including options) and executive of the Company for the year; and
•	summarises the terms of any contract under which any director or executive is engaged, including the period of notice required to terminate the contract and any termination payments provided for under the contract.

The vote on the resolution is advisory only and does not bind the Directors or the Company, nor does it affect the remuneration already paid or payable to the Directors or the executives. The Chairman of the AGM will allow reasonable opportunity for shareholders to ask questions about, or comment on the Remuneration Report at the meeting. However, the Corporations Act provides that if the resolution to approve the Remuneration Report receives a “no” vote of 25% or more of votes cast at the Annual General Meeting, the Company’s subsequent Remuneration Report must explain the Board’s proposed action in response or, if the Board does not propose any action, the Board’s reasons for not making any changes. The Board will take into account the outcome of the vote when considering the remuneration policy, even if it receives less than a 25% “no” vote.

In addition, Sections 250U and 250V of the Corporations Act set out a “two strikes” re-election process pursuant to which:

(a)	if, at a subsequent annual general meeting (Later Annual General Meeting), at least 25% of the votes cast on a resolution that the remuneration report be adopted are against the adoption of that remuneration report;
(b)	at the immediately preceding annual general meeting (Earlier Annual General Meeting), at least 25% of the votes cast on a resolution that the remuneration report be adopted were against the adoption of that remuneration report; and
(c)	a resolution was not put to the vote at the Earlier Annual General Meeting under an earlier application of section 250V of the Corporations Act,

then the Company must put to vote at the Later Annual General Meeting a resolution requiring Shareholders to vote on whether the Company must hold another general meeting (Spill Meeting) to consider the appointment of all of the Directors at the time the Directors Report was approved by the Board who must stand for re-appointment (other than the Managing Director) (Spill Resolution). The Spill Resolution may be passed as an ordinary resolution.

If the Spill Resolution is passed, the Spill Meeting must be held within 90 days after the Spill Resolution is passed. All of the Company’s Directors who were Directors at the time when the resolution to make the Directors’ Report was passed (excluding the Managing Director of the Company who may, in accordance with the ASX Listing Rules, continue to hold office indefinitely without being re-elected to the office) cease to hold office immediately before the end the Spill Meeting and may stand for re-election at the Spill Meeting.

At the Company’s 2015 annual general meeting, a Spill Resolution was passed and a Spill Meeting was duly held on 27 January 2016. Accordingly, a Spill Resolution will not be put to the Meeting even if 25% or more of the votes are cast against Resolution 2.

Section 250R(4) of the Corporations Act prohibits any votes on this Resolution being cast by senior executives (or their associates) whose remuneration details are disclosed in the Remuneration Report. However, an exception to this prohibition exists to enable the Chairman to vote shareholders’ undirected proxy votes. In this regard, you should note that if you appoint the Chairman as your proxy and you indicate on the Proxy Form that you do not wish to specify how the Chairman should vote on resolution 2, the Chairman will cast your votes in favour of Resolution 2.

If you wish to appoint the Chairman as your proxy but do NOT want your votes cast in favour of resolution 2, you must indicate your voting intention by ticking the box marked either ‘against’ or ‘abstain’ opposite resolution 2 on the Proxy Form.

5.	Resolutions 3, 4, 5 and 6 – Issue of Shares to Directors

Background

Effective 1 August 2015, the Directors resolved to reduce the Company’s overheads including directors fees, consultancy fees and salaries to directors and employees of the Company.

In order to compensate those persons whose remuneration was reduced, the Board resolved, subject to shareholder approval where required, to allot Samson Shares equal in value to the amount of the reduction for the period in which the reduction is in effect. The reduction commenced on 1 September 2015 and was in effect to 31 August 2016 when it ended. It was further agreed that the issue price of the Shares to be allotted will be equal to the volume-weighted average price of Samson American Depository Shares traded on the New York Exchange Market for the period covering the reduction, as outlined in the table below. Each American Depository Share represents 200 fully paid ordinary Samson Shares traded on the ASX.

The Company proposes to issue Shares to each of Dr Hill, Mr Barr, Mr Channon, and Mr Rakich, each a director of the Company, in the following proportions:

Director Shares	Months of reduction	Reduction	VWAP	ADS	Ordinary
P Hill	8	$35,000	$0.7938	44,094	8,818,800
T Barr	12	$67,692	$0.8327	81,290	16,258,000
G Channon	8	$19,864	$0.7938	25,025	5,005,000
D Rakich	5	$5,602	$0.7383	7,587	1,517,400
Total		$128,158			31,599,200

Shareholder approval for the issue of the Shares is sought pursuant to Listing Rule 10.11, section 208 of the Corporations Act and for all other purposes.

The Directors’ remuneration packages for the financial year ending 2017, excluding the Shares, are as follows:

Name of Director	Position	Salary/Fees & Superannuation
		AUS$	US$
P Hill	non- executive director	-	105,000
T Barr	managing director	-	458,000
G Channon	non- executive director	80,000	-
D Rakich	non- executive director/	132,000	-
	company secretary

Reason for shareholder approval under Listing Rules

Listing Rule 10.11

Listing Rule 10.11 provides that, unless a specified exception applies, a company must not issue or agree to issue Equity Securities (which includes Shares) to a related party without first obtaining the approval of shareholders by ordinary resolution. A “related party”, for the purposes of the Listing Rules, has the meaning given to it in the Corporations Act, and includes the directors of the company.

As Resolutions 3, 4, 5 and 6 relate to the issue of Equity Securities to directors of the Company, shareholder approval must be obtained.

As approval of shareholders is being sought pursuant to Listing Rule 10.11, pursuant to Listing Rule 7.2 Exception 14, approval under Listing Rule 7.1 is not required.

Listing Rule 10.13

In accordance with Listing Rule 10.13, the following information is provided to shareholders:

(a)	The Shares will be issued to Dr Hill, Mr Barr, Mr Channon, and Mr Rakich, each of whom is a director, and therefore a related party, of the Company.

(b)	The total number of Shares to be issued under Resolutions 3, 4, 5 and 6 is 31,599,200.

(c)	The Shares will be issued as soon as practicable after the Annual General Meeting but in any event not later than one month after the Annual General Meeting.

(d)	The Shares will be issued for nil cash consideration and accordingly no funds will be raised by their issue.

(e)	Voting exclusion statements are included for Resolutions 3, 4, 5 and 6 in the Notice of Meeting.

Chapter 2E of the Corporations Act

Chapter 2E of the Corporations Act prohibits a public company from giving a financial benefit to a related party. The directors and any entities they respectively control are related parties for this purpose.

The definition of what constitutes the giving of a financial benefit under the Corporations Act is broad and does not necessarily involve the payment of money. It includes issuing securities and granting options.

Section 229(1)(c) of the Corporations Act provides that in deciding whether a financial benefit is given any consideration that is given for the benefit is to be disregarded, even if it is adequate.

The issue of the Shares to related parties contemplated by Resolutions 3, 4, 5 and 6 therefore constitutes giving a financial benefit to a related party.

Section 208 of the Corporations Act provides an exception from the prohibition contained in Chapter 2E and provides that a public company may give a financial benefit to a related party if a resolution of the shareholders of that public company permits the benefit to be given, and the resolution was passed at a general meeting of the public company held within 15 months before the public company gives the benefit and if the conditions prescribed by Division 3 of Part 2E.1 of the Corporations Act have been satisfied in relation to the resolution.

Resolutions 3, 4, 5 and 6 are therefore intended to satisfy the requirements of section 208 of the Corporations Act to provide a financial benefit to a related party. Each director is a “related party” of the Company for this purpose, whilst the issue of the Shares constitutes a “financial benefit”.

The following information is provided to shareholders in accordance with section 219 of the Corporations Act to enable shareholders to determine whether or not it is in the Company’s interests to pass the Resolutions:

(a)	The persons to whom the Resolutions would permit a financial benefit to be given to are Dr Hill, Mr Barr, Mr Channon, and Mr Rakich, each of whom is a director of the Company and a related party of the Company by virtue of section 228(2)(a) of the Corporations Act.

(b)	The nature of the financial benefit to be given is the issue of the Shares referred to in Resolutions 3, 4, 5 and 6. The Shares to be issued pursuant to Resolutions 3, 4, 5 and 6 will be fully paid ordinary shares in the capital of the Company and will be issued on the same terms and conditions as the Company’s existing Shares and will rank equally in all respects with the Company’s existing Shares. The Company will apply for official quotation of the Shares on ASX.

(c)	The value of the Shares to be issued has been calculated using the volume-weighted average price of Samson American Depository Shares traded on the NYSE MKT for the period covering the reduced directors fees, the period being from 1 September 2015 to 31 August 2016. Each American Depository Share represents 200 fully paid ordinary Samson Shares traded on the Australian Securities Exchange.

Over the last 12 months, the highest recorded sale price of Samson Shares in trading on the ASX was $0.008 (on 8 March 2016), and the lowest recorded sale price was $0.003 (on 21 January 2016). The last recorded sale price of Samson Shares on 6 October 2016, being the date of this Explanatory Memorandum was $0.005.

Over the last 12 months, the highest recorded sale price of Samson American Depository Shares in trading on the New York Exchange Market was $1.13 (on 14 March 2016), and the lowest recorded sale price was $0.39 (on 5 January 2016). The last recorded sale price of Samson Shares on 5 October 2016 was $0.68.

(d)	The Directors have relevant interests in Samson Equity Securities, excluding the Shares to be issued under Resolutions 3, 4, 5 and 6, as follows:

Name of Director	Shares	Options
Dr P Hill	-	-
T Barr	14,546,446	802,938
G Channon	100,000	-
D Rakich	200,000	-

(e)	If the Shares are issued pursuant to Resolutions 3, 4, 5 and 6, the effect will be to dilute the shareholdings of other Shareholders. The issue of Shares will be equal, in aggregate, to 0.97% of the Company’s fully diluted share capital (based on the number of Shares on issue as at the date of this Notice of Meeting)..

(f)	The expected total remuneration for each Director for the year ended 30 June 2017 is set out in the table provided in Section 5 of this Explanatory Memorandum.

(g)	Each of Dr Hill, Mr Barr, Mr Channon and Mr Rakich abstain from making a recommendation to shareholders in relation to Resolutions 3, 4, 5 and 6, respectively, in view of their personal interest in the outcome of those Resolutions (as applicable).

(h)	Pursuant to section 219 of the Corporations Act, there is no other information known to the directors of the Company that is reasonably required by shareholders in order to make a decision regarding whether or not it is in the Company’s interests to pass Resolutions 3, 4, 5 and 6.

6.	Resolution 7 – Issue of Shares to Employees

Background

The Directors resolved to issue up to 35,046,400 Shares to employees of the Company and its subsidiaries in lieu of a temporary salary reduction on the terms set out below.

Listing Rule 7.1 provides that, unless an exemption applies, a company must not, without prior approval of shareholders, issue or agree to issue Equity Securities if the Equity Securities will in themselves or when aggregated with the Equity Securities issued by the company during the previous 12 months, exceed 15% of the number of ordinary securities on issue at the commencement of that 12 month period.

Shareholder approval of the issue of Shares to employees pursuant to Resolution 7 will therefore provide the Company the flexibility to make further issues of Equity Securities in the next 12 months.

The Shares proposed to be issued, for which approval is sought under Resolution 7, comprise 0.99% of the Company’s fully diluted issued capital (based on the number of Shares and Options on issue as at the date of this Explanatory Memorandum).

In compliance with the information requirements of Listing Rule 7.3, Shareholders are advised of the following information:

(a)	Maximum number of securities to be issued: 35,046,400 Shares.

(b)	Date of issue: The Shares will be issued as soon as possible but, in any case, not later than 3 months after the date of Shareholder approval pursuant to Resolution 7 or such later date as approved by ASX. It is anticipated that the Shares will be issued on the same date. However, the exact dates of allotment are unknown at this stage.

(c)	Issue price: nil

(d)	The names of the persons receiving the securities: The Shares will be issued to selected employees of the Company and its subsidiaries, none of whom is a Related Party of the Company.

(e)	Terms of the securities: The Shares will rank equally in all respects with the Company's existing Shares.

(f)	Intended use of the funds raised: No funds will be raised as the Shares are being issued in lieu of temporary employee salary reductions.

(g)	Voting exclusion statement: A voting exclusion statement for Resolution 7 is included in the Notice of Meeting.

Board Recommendation

The Board unanimously recommends that Shareholders vote in favour of Resolution 7.

7.	Resolution 8 – Adoption of Stock Option Plan (Plan)

Background

The Directors considered that it was desirable to establish an employee equity incentive plan pursuant to which employees may be offered options to subscribe for shares in the Company. Accordingly, the Directors adopted the Samson Oil & Gas Limited 2016 Stock Option Plan (Plan) on 4 October 2016.

The purpose of the Plan is to:

(a)	reward employees of the Company;
(b)	assist in the retention and motivation of employees of the Company; and
(c)	provide an incentive to employees of the Company to grow shareholder value by providing them with an opportunity to receive an ownership interest in the Company.

The Board is seeking shareholder approval for the Plan in accordance with the ASX Corporate Governance Council’s Principles and Recommendations.

In addition, approval is sought under Listing Rule 7.2 (Exception 9(b)) which provides an exemption from the Listing Rule 7.1 annual limit on the issue of Equity Securities for securities issued under an employee share incentive scheme provided, within three years before the date of issue, shareholders have approved the issue of those securities as an exception to Listing Rule 7.1. In the absence of such approval, the issue can still occur but is counted as part of the 15% limit under Listing Rule 7.1 which would otherwise apply during a 12 month period.

Summary of the Plan

The key terms of the Plan may be summarised as follows:

The purpose of the Plan is to align the interests of the Company, subsidiaries and shareholders with those of its officers, directors and employees, as well as other individuals providing services to the Company, by creating incentives for those individuals to exert maximum efforts for the success of the Company. The Plan provides for an aggregate of three hundred twenty million (320,000,000) Options to be initially available for issuance. This number includes one hundred thirty eight million (138,000,000) Options to be granted to Directors under the Plan if resolutions 9, 10, 11, and 12 are approved by Shareholders. The maximum number of Options that may be granted under this Plan to any one participant in any one calendar year is sixty million (60,000,000), unless a greater number is authorized by a resolution approved by the Board and the Shareholders.

Based on the closing price of ordinary shares on the ASX on 6 October 2016 of A$0.005, the market value of the 320,000,000 ordinary shares was A$1,600,000, and based on the closing price of ADSs on the NYSE MKT on 5 October 2016 of $0.68, the market value of the 1,600,000 ADSs was US$1,088,000. The Plan will be terminated no later than 10 years from the date that it is approved by the Company’s shareholders but it must be submitted to shareholders for re-adoption every three years during that period. The Plan permits the award of Options to any officer, Director and employee or other individual providing services to the Company. The Company currently has four Directors and approximately 11 employees, including 2 part-time employees.

The Plan will be administered by the Board, or one or more committees appointed by the Board. (The appropriate acting body, be it the Board or a committee within its delegated authority is referred to in this summary as the “Administrator”.) Subject to the terms of the Plan, the Administrator determines the persons to whom Options are granted, the number of Options to be granted, the vesting schedule (if any), and the price to be paid to the Company upon the exercise of the Options.

The Administrator may grant both incentive stock options (ISOs) intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options (NQSOs). Each ISO must be granted only to a U.S. Person and may not be exercisable for more than 10 years. Each Option must be granted at an exercise price of no less than 100% of the fair market value of the ordinary shares on the date of the grant. The exercise price of ISOs which are granted to a holder of more than 10% of the total combined voting power of the Company must be equal or greater than 110% of fair market value. Any Option granted under the Plan generally must have a term no greater than ten years but the term of an ISO granted to a holder of more than 10% of the ordinary shares cannot exceed five years.

The Board may, at any time and from time to time, amend the Plan in any respect provided that no such amendment may become effective without approval of the Shareholders if Shareholder approval is necessary to satisfy statutory or regulatory requirements or if the Board determines that Shareholder approval is otherwise necessary or desirable. No amendment shall adversely affect any option holder’s rights and obligations with respect to outstanding Options under the Plan without the consent of such holders.

Any future benefits under the Plan will depend on the Company’s performance and decisions of the Administrator regarding the granting of Options as well as the fair market value of the Company’s ordinary shares at various future dates. As a result, save in respect of the Options the subject of resolutions 9, 10, 11 and 12, it is not possible to determine the benefits that will be received by participants if the Plan is approved by the Shareholders.

Regulatory Requirements

The following information is provided to Shareholders for the purpose of Listing Rule 7.2, Exception 9(b):

(a)	as the Company is seeking Shareholder approval of the Plan for the first time at the AGM, no Equity Securities have been previously issued under the Plan;
(b)	a summary of the terms of the Plan is set out above; and
(c)	a voting exclusion statement for Resolution 8 is included in the Notice.

Board Recommendation

Each of the Directors has an interest in the outcome of Resolution 8 and accordingly does not make a voting recommendation to Shareholders in respect of Resolution 8.

8.	Resolutions 9, 10, 11 and 12 – Issue of Options to Directors

Background

Shareholders are being asked to approve Resolutions 9, 10, 11 and 12 to allow Options to be issued under the Plan to Dr Hill, Mr Barr, Mr Channon, and Mr Rakich, as set out below.

Pursuant to the Plan, immediately upon the approval of the Plan by Shareholders the Options outlined in the table below, subject to shareholder approval, will be granted to Dr Hill, Mr Barr, Mr Channon, and Mr Rakich, each of whom is a director of the Company and therefore a related party of the Company by virtue of section 228(2)(a) of the Corporations Act.

The Board has determined that the grant of Options under the Plan to Dr Hill, Mr Barr, Mr Channon, and Mr Rakich is an appropriate form of long term incentive for the Company’s Key Management Personnel. The Board considers that Dr Hill, Mr Barr, Mr Channon, and Mr Rakich are essential to the operation of the Company’s ongoing business.

Accordingly, the Company is proposing, subject to obtaining Shareholder approval, to issue the following Options to the following persons:

Name of Director	Options
P Hill	30,000,000
G Channon	24,000,000
D Rakich	24,000,000
T Barr	60,000,000
Total	138,000,000

Shareholder approval for the issue of the Options is sought pursuant to Listing Rule 10.14 and Sections 200B, 200E and 208 of the Corporations Act.

The purpose of the issue of Options contemplated by Resolutions 9, 10, 11 and 12 is to provide Dr Hill, Mr Channon and Mr Rakich with an additional incentive to work for the benefit of the Company and the Shareholders. The Options form part of the Directors’ remuneration packages which, in addition to the Options, are detailed in Section 5 of this Explanatory Memorandum.

The Company is cognisant of the ASX Principles of Good Corporate Governance and Best Practice Recommendations, which recommend against the issue of options to non- executive directors. However, the Board considers the grant of the Options pursuant to Resolutions 9, 10, 11 and 12 to be reasonable in the circumstances given the Company's size and stage of development and the necessity to attract and retain the highest calibre of professionals to the role.

Listing Rules

Listing Rule 10.14 provides that a company must not issue Equity Securities to a director of the company under an employee incentive scheme unless the issue has been approved by holders of ordinary securities. If approval is given by shareholders under Listing Rule 10.14, separate shareholder approval is not required under Listing Rule 10.11.

Under Resolutions 9, 10, 11 and 12, the Company seeks approval from Shareholders for the issue of Options to Dr Hill, Mr Barr, Mr Channon, and Mr Rakich, who are related parties of the Company.

In accordance with Listing Rule 10.15, the following information is provided to Shareholders:

(a)	The Options will be issued to Dr Hill, Mr Channon and Mr Rakich, each of whom is a Director of the Company and, as such, is a related party of the Company.
(b)	The total number of Options to be issued under Resolutions 9, 10, 11 and 12 is 138,000,000.
(c)	As the Company is seeking shareholder approval of the Plan for the first time at the AGM, no Equity Securities have been previously issued under the Plan to any person.
(d)	Officers, directors and employees of the Company, as well as individuals who provide services to the Company, are entitled to participate in the Plan.
(e)	The Options will be issued on the terms set out in Annexure "B" and in accordance with the Plan set out in Annexure "C" to this Explanatory Memorandum.

(f)	The Options will be issued as soon as practicable after the AGM but in any event not later than one month after the AGM.
(g)	The Options will be granted for nil consideration and no funds will be raised by their issue.
(h)	No loans will be provided by the Company in connection with the acquisition of securities under the Plan.
(i)	Voting exclusion statements for each of Resolutions 9, 10, 11 and 12 are included in the Notice of Meeting.

Section 208 of the Corporations Act

Shareholder approval is required under section 208 of the Corporations Act for the Company to give a financial benefit to a related party. A director is a “related party” of the Company for this purpose, whilst the issue of the Samson Options to Dr Hill, Mr Channon and Mr Rakich constitutes a “financial benefit”.

The following information is provided to shareholders in accordance with section 219 of the Act to enable them to access whether or not it is in the Company’s interests to pass resolutions 9, 10, 11 and 12.

(a)	The persons to whom Resolutions 9, 10, 11 and 12 would permit a financial benefit to be given are Dr Hill, Mr Barr, Mr Channon and Mr Rakich, each of whom is a director of the Company and a related party of the Company by virtue of section 228(2)(a) of the Act.
(b)	A total of 138,000,000 Options will be issued for nil consideration. The Options will be issued on the terms set out in Annexure "B" to this Explanatory Memorandum.
(c)	The Shares to be issued upon vesting of the Options will be fully paid ordinary shares in the capital of the Company on the same terms and conditions as the Company’s existing Shares and will rank equally in all respects with the Company’s existing Shares. The Company will apply for official quotation of the Shares on ASX.
(d)	Based on a Binomial Option Pricing Model valuation method, the Company estimates that, as at 5 October 2016, the Options had a value per option of $0.0047, giving a total value of the Options to be issued of $141,000 (for Dr Hill), $282,000 (for Mr Barr), $112,800 (for Mr Channon) and $112,800 (for Mr Rakich).

The key assumptions used in arriving at the valuation were:

	Non-US based valuation	US-based valuation
Exercise price	$0.007	$0.0055
Expiry date	15 November 2026	15 November 2026
Volatility factor	120.53%	120.53%
Share price	$0.005	$0.005
Risk-free interest rate	1.98%	1.98%
Dividend yield	-	-

Over the last 12 months, the highest recorded sale price of Samson Shares in trading on the ASX was A$0.08 (on 8 March 2016), and the lowest recorded sale price was A$0.003 (on 21 January 2016). The last recorded sale price of Samson Shares before lodgement of this Explanatory Memorandum with ASIC was A$0.005.

(e)	The directors have relevant interests in Samson Shares and Options as follows:

Name of Director	Samson Shares	Options Ex. 3.8 cents
T Barr	14,546,446	802,938
P Hill
G Channon	100,000
D Rakich	200,000	-

(f)	If all of the Options to be issued pursuant to Resolutions 9, 10, 11 and 12 were to be exercised, the effect will be to dilute the holdings of Shares of other Shareholders. The issue of the Options will in aggregate be equal to approximately 4.11% of the Company’s fully-diluted share capital (assuming all Shares to be issued in accordance with this Notice of Meeting are issued and all the Options granted pursuant to Resolutions 9, 10, 11 and 12 are exercised), resulting in a total of 3,385,453,501 Shares on issue.
(g)	Details of the remuneration of each Director, including their related entities, for the year ended 30 June 2016, are set out in section 5 of this Explanatory Memorandum.
(h)	Dr Hill, Mr Channon, Mr T Barr and Mr Rakich have a personal interest in the outcome of resolutions 9, 10, 11 and 12 respectively and accordingly abstain from making a recommendation to shareholders about the resolutions.
(i)	There is no other information known to the directors of the Company that is reasonably required by shareholders in order to make a decision whether or not it is in the Company’s interests to pass Resolutions 9, 10, 11 and 12.

Sections 200B and 200E of the Corporations Act

The Corporations Act restricts the benefits that can be given to persons who hold a “managerial or executive office” (as defined in the Corporations Act) on leaving their employment with the Company or any of its related bodies corporate.

Under Sections 200B and 200E of the Corporations Act, a company may only give a person a benefit in connection with them ceasing to hold a managerial or executive office if the benefit is approved by shareholders or an exemption applies.

Amendments to the Corporations Act in 2009 significantly expanded the scope of these provisions and lowered the threshold for termination benefits that do not require shareholder approval. The term “benefit” has a wide meaning and may include benefits resulting from the Board exercising certain discretions under the rules of the Plan, including the discretion to determine the accelerated vesting or automatic vesting of Performance Rights in certain circumstances.

Under the Plan, upon the occurrence of a change of control transaction, the Board has discretion how outstanding Options issued pursuant to the Plan are to be dealt with. On this basis, a participant may become entitled to accelerated vesting or automatic vesting of Options if there is a change of control of the Company. Accordingly, Shareholder approval is sought for the Directors to be given any such benefit in connection with his retirement from office or employment with the Company if that occurs within 3 years of the date of this Meeting.

If Shareholder approval is given under Resolutions 9, 10, 11 and 12, the Company will still be required to comply with Listing Rules 10.18 and 10.19, which place restrictions on the circumstances in which termination benefits can be paid and a cap on the value of termination benefits that can be paid to officers of the Company.

The value of the benefit will depend on the number of Options that may vest and the market value of the Shares at the time of cessation of employment.

Board Recommendation

Dr Hill, Mr Channon, Mr T Barr and Mr Rakich have a personal interest in the outcome of Resolutions 9, 10, 11 and 12 respectively and accordingly abstain from making a recommendation to shareholders about the resolutions.

9.	Resolution 13-Advisory Vote on “Named Executive Officer” Compensation

The advisory vote being put to Shareholders is for US regulatory purposes only and is not a requirement of either the Corporations Act or the ASX Listing Rules. An explanation of the resolution is set out in Annexure "A".

10.	Action to be taken by Shareholders

Shareholders should read this Explanatory Memorandum carefully before deciding how to vote on the resolutions set out in the Notice of Meeting.

Attached to the Notice of Meeting is a proxy form for use by shareholders. All shareholders are invited and encouraged to attend the AGM or, if they are unable to attend in person, to complete, sign and return the proxy form to the Company in accordance with the instructions contained in the proxy form and the Notice of Meeting. Lodgement of a proxy form will not preclude a Shareholder from attending and voting at the AGM in person.

NOTICE OF ANNUAL GENERAL MEETING
17 November 2016

ANNEXURE “A”

SCHEDULE 14A PROXY STATEMENT

pursuant to the U.S. Securities Exchange Act of 1934

GENERAL INFORMATION

Proxy Solicitation

This proxy statement, in the form mandated by the U.S. Securities and Exchange Commission (the “SEC”) under United States securities laws (this “U.S. Proxy Statement”), is being furnished by the Board of Directors (the “Board”) of Samson Oil & Gas Limited, an Australian corporation (“we,” “us,” “Samson” or the “Company”), in connection with our solicitation of proxies for Samson’s annual general meeting of shareholders to be held at Level 1, AMP Building, 140 St. Georges Terrace, Perth, Western Australia 6000 on November 17, 2016 at 11:00 a.m. Western Australian Standard Time, and at any adjournments or postponements thereof (the “Annual General Meeting”). The information contained in this U.S. Proxy Statement supplements the information provided to holders of ordinary shares in the Notice of Annual General Meeting and the accompanying Explanatory Memorandum to Shareholders (“Explanatory Memorandum”) and proxy form.

In addition to solicitation by mail, certain of our directors, officers and employees may, to the extent permitted by Australian law, solicit proxies by telephone, personal contact, or other means of communication. They will not receive any additional compensation for these activities. Also, brokers, banks and other persons holding ordinary shares or American Depositary Shares (“ADSs”) representing ownership of ordinary shares on behalf of beneficial owners will be requested to solicit proxies or authorizations from beneficial owners. To the extent permitted by Australian law, we will bear all costs incurred in connection with the preparation, assembly and mailing of the proxy materials and the solicitation of proxies and will reimburse brokers, banks and other nominees, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our ordinary shares or ADSs.

This U.S. Proxy Statement and accompanying proxy materials are expected to be first sent to our ordinary shareholders on or about October 18, 2016, and are also available at http://www.samsonoilandgas.com.

Business of the Annual General Meeting

At the Annual General Meeting, shareholders will:

•	Receive, consider and discuss the Company’s financial statements for the year ended June 30, 2016 and the reports of the directors and auditors on those statements.

•	Be asked to consider resolutions to:

➢	Approve the re-election of Mr. Gregory Channon;

➢	Approve the adoption of the Remuneration Report, which is attached as Exhibit A;

➢	Approve the issuance of shares to Dr. Peter Hill, Mr. Terence Barr, Mr. Gregory Channon and Mr. Denis Rakich;

➢	Approve the issuance of shares to employees;

➢	Approve the adoption of a stock option plan;

➢	Approve the issuance of options to Dr. Peter Hill, Mr. Gregory Channon, Mr. Denis Rakich and Mr. Terence Barr; and

➢	Approve, on an advisory basis, named executive officer compensation.

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The matters described in this U.S. Proxy Statement constitute the only business that the Board intends to present or is informed that others will present at the meeting. The proxy does, however, confer discretionary authority upon the Chairman of the Annual General Meeting to vote on any other business that may properly come before the meeting.

Shareholders Entitled to Vote

November 15, 2016 has been fixed as the record date for the determination of holders of ordinary shares entitled to vote at the Annual General Meeting, however ordinary shareholders voting by proxy must return their proxy form to the Company at least 48 hours prior to the Annual General Meeting in order for their votes to be counted. Each ordinary share is entitled to one vote. Votes may not be cumulated.

3,215,854,701 ordinary shares, no par value, were issued and outstanding as of October 5, 2016, of which 2,378,888,200 were held in the form of 11,894,441 ADSs. Each ADS represents 200 ordinary shares.

Under our constitution, the quorum for a meeting of holders of ordinary shares is two holders of ordinary shares.

For purposes of determining the number of shares that have been cast for a resolution, a vote of “Abstain” does not increase the number of shares needed to achieve a majority vote. Abstentions are treated as if the shares so voted are not present at the vote on such resolution.

Each ADS holder may vote the ordinary shares underlying their ADSs in accordance with the deposit agreement among us, the depositary and the ADS holders (the “Deposit Agreement”). ADS holders should read “Differences between ADS Holders and Ordinary Shareholders” directly below.

Differences between ADS Holders and Ordinary Shareholders

The Bank of New York Mellon, as depositary, executes and delivers ADSs on our behalf. We are requesting the depositary, which holds the ordinary shares underlying the ADSs, to seek ADS holders’ instructions as to voting for the Annual General Meeting. As a result, ADS holders may instruct the depositary to vote the ordinary shares underlying their ADSs. The depositary establishes the ADS record date. The depositary has set the ADS record date for the Annual General Meeting as October 11, 2016.

Because we have asked the depositary to seek the instructions of ADS holders, the depositary will notify ADS holders of the upcoming vote and arrange to deliver our voting materials and form of notice to them. The depositary then tries, as far as practicable, subject to Australian law and the terms of the Deposit Agreement, to vote the ordinary shares as our ADS holders instruct. The depositary does not vote or attempt to exercise the right to vote other than in accordance with the instructions of the ADS holders. We cannot guarantee that ADS holders will receive this U.S. Proxy Statement and the other proxy materials from the depositary in time to permit them to instruct the depositary to vote their shares. In addition, there may be other circumstances in which ADS holders may not be able to exercise voting rights. Furthermore, ADS holders can exercise their right to vote the ordinary shares underlying their ADSs by exchanging their ADSs for ordinary shares. However, even though we are subject to U.S. domestic issuer proxy rules and announcements of our shareholder meetings are made by press release and filed with the SEC, ADS holders may not know about the meeting early enough to exchange their ADSs for ordinary shares.

ADS holders are not required to be treated as holders of ordinary shares and do not have the rights of holders of ordinary shares. The Deposit Agreement sets out ADS holder rights as well as the rights and obligations of the depositary. New York State law governs the Deposit Agreement and the ADSs.

Differences between Holding Shares of Record and as a Beneficial Owner

If your ordinary shares are registered directly in your name with our transfer agent, Security Transfer Registrars Pty Ltd, you are considered, with respect to those shares, the shareholder of record, and we are sending this U.S. Proxy Statement and the other proxy materials directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. We have enclosed a proxy form for you to use.

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Most holders of ordinary shares hold their ordinary shares through a broker or other nominee rather than directly in their own name. If your ordinary shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of the ordinary shares even though they are held in “street name,” and these proxy materials should be forwarded to you by the broker, trustee or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and you are also invited to attend the Annual General Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

If you are an ADS holder and your ADSs are held in a brokerage account or by another nominee, this U.S. Proxy Statement and the other proxy materials are being forwarded to you together with a voting instruction card by your broker or nominee (who received the proxy materials from the depositary). As the beneficial owner of the ADSs, you have the right to direct your broker or nominee, and hence the depositary, how to vote the ordinary shares underlying your ADSs. You are also invited to attend the Annual General Meeting in person as provided below.

Attending the Annual General Meeting

All holders of record of ordinary shares and all ADS holders as of the record date, or their duly appointed proxies, may attend the Annual General Meeting. If you are a beneficial owner of ordinary shares holding your shares through a broker or nominee (i.e., in street name) or you are an ADS holder, you may be asked to provide proof of your share ownership on the record date, such as a current account statement, a copy of the voting instruction card provided by your broker, trustee or nominee or the depositary, or other similar evidence, in order to be admitted to the meeting.

Voting in Person at the Annual General Meeting

Ordinary shares held in your name as the shareholder of record may be voted in person at the Annual General Meeting. Ordinary shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual General Meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described below so that your vote will be counted if you later decide not to attend the meeting. ADS holders will not be able to vote in person at the Annual General Meeting unless they receive a proxy from the depositary (the sole record holder of ADSs). Instructions for obtaining a proxy from the depositary are included in the material that the depositary sends to ADS holders.

Voting Without Attending the Annual General Meeting

Whether you hold shares directly as an ordinary shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual General Meeting. Ordinary shareholders of record may complete and return the enclosed proxy form or may appoint another proxy to vote their shares, as described in the Notice of Annual General Meeting. Beneficial owners of ordinary shares and holders of ADSs may direct how your shares are voted without attending the Annual General Meeting by following the instructions in the voting instruction card provided by your broker, trustee, or depositary, as applicable. The Chairman has stated that he intends to vote all shares in respect of which he has been appointed proxy but without direction as to how to vote the shares in favor of all resolutions considered at the meeting. Accordingly, shareholders who do not wish their shares to be voted by the Chairman as proxy in favor of both of the resolutions expected to be considered should either direct the Chairman how they wish their shares to be voted, appoint another proxy to vote their shares in accordance with the directions on the proxy form, or attend the Annual General Meeting in person to vote their shares.

Revocation of Proxies

Holders of ordinary shares can revoke their proxy at any time before it is voted at the Annual General Meeting by either:

•	Submitting another timely, later–dated proxy by mail;

•	Delivering timely written notice of revocation to our Secretary; or

•	Attending the Annual General Meeting and voting in person.

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If your ordinary shares are held beneficially in street name or you are an ADS holder, you may revoke your proxy by following the instructions provided by your broker, trustee, nominee or depositary, as applicable.

Absence of Appraisal Rights

We are incorporated under the laws of Australia and, accordingly, are subject to the Australian Corporations Act (the “Corporations Act”). Under the Corporations Act, our shareholders are not entitled to appraisal rights with respect to any of the proposals to be acted upon at the Annual General Meeting.

RESOLUTIONS TO BE VOTED ON

Note: The exact text of each resolution is set forth in the Notice of Annual General Meeting: Agenda.

Resolution 1—Re-election of Director

The Board has nominated Mr. Greg Channon to stand for re-election at the Annual General Meeting. Directors whose terms of office will not expire at the Annual General Meeting will continue in office for the remainder of their respective terms. Under our constitution, the number of directors on the Board is determined by a resolution of the Board, but will not be fewer than three directors.

In accordance with Rule 3.6(a) of our constitution, at each Annual General Meeting, one-third of the directors (excluding the managing director) must retire from office. Each director, assuming he or she is still eligible, is entitled to offer himself or herself for re-election as a director at the Annual General Meeting which coincides with his or her retirement. The Board currently consists of four directors: Mr. Channon; Dr. Peter Hill, Mr. Denis Rakich, and managing director Mr. Terence Barr.

You may vote “For,” “Against” or “Abstain” on Resolution 1. Members of the Board are elected by a simple majority of votes cast on the ordinary resolution, either in person or by proxy. There is no minimum number of votes required to pass an ordinary resolution electing a director. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

Board of Directors

The following table sets forth certain information regarding the composition of the Board:

Name	Age	Position	Director Since	Current Term to Expire (Year Eligible for Reelection)
Nominees
Greg Channon	53	Director	2016	2016

Other Directors
Terence Barr	67	Director	2005	N/A
Peter Hill	69	Director	2016	2017
Denis Rakich	63	Director	2016	2018

 Greg Channon, 53, is a geologist with 32 years of global oil and gas experience in a variety of technical and leadership roles. During his career, Mr. Channon has worked with a range of E&P companies, including Santos, Fletcher Challenge Energy, Shell, Swift Energy and Brightoil. Mr. Channon has lived and worked in Australia, New Zealand, USA, Hong Kong, China and Africa. In the United States, he has worked in Appalachia, Colorado, California and Texas. He has sat on the Board of Directors of companies listed on the ASX, TSX and HKSE. In February 2009, Mr. Channon joined Brightoil Petroleum Holdings Limited in Hong Kong, as the Upstream CEO. Upon returning to Australia in December 2011, Mr. Channon consulted with a number of small start-ups, both in Australia and Canada. In July 2014 he began his current position as Chief Executive Officer of Pathfinder Energy Pty Ltd.

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Key Attributes, Experience and Skills: During his career, Mr. Channon has gained a vast range of diverse oil and gas expertise, including exploration, operations, development, production, economics and commercial negotiations and IPO start-ups. The Board has determined that Mr. Channon is currently and, if re-elected to the Board, would qualify as an independent director under NYSE MKT rules.

Other Public Company Board Service: Statesman Resources Limited (January 2007 – present)

Recent Past Public Company Board Service: New Standard Energy (June 2014 – April 2015), Sirocco Energy Limited (December 2011 – May 2015), Brightoil Petroleum (Holdings) Limited (February 2009 – December 2011)

Terence Barr, 67, was appointed Managing Director, Chief Executive Officer and President of the Company in January 2005. Mr. Barr is a petroleum geologist with over 40 years of experience, including 11 years with Santos. In recent years, he has specialized in tight gas exploration, drilling, and completion, and is considered an expert in this field. Prior to joining the Company, Mr. Barr was employed as Managing Director by Ausam Resources from 1999 to 2003 and was the owner of Barco Exploration from 2003 to 2005. The Board has determined that Mr. Barr does not qualify as an independent director under NYSE MKT rules due to Mr. Barr’s role as the Company’s Chief Executive Officer.

Key Attributes, Experience and Skills: Mr. Barr brings to the Board, among his other skills and qualifications, significant experience in the oil and natural gas industry that he gained while serving as an executive for the Company, Ausam Resources, and Barco Exploration. With over 40 years of experience, he is considered an expert in the oil and natural gas field. In light of the foregoing, our Board has concluded that Mr. Barr is well–qualified to serve as a director of the Company and as its Managing Director.

Other Public Company Board Service: None.

Recent Past Public Company Board Service: None.

Dr. Peter Hill, 69, has over 40 years of experience in the oil industry. He commenced his career in 1972 and spent 22 years in senior positions at British Petroleum including Chief Geologist, Chief of Staff for BP Exploration, President of BP Venezuela and Regional Director for Central and South America. Dr. Hill then worked as Vice President of Exploration at Ranger Oil Ltd. in England (1994-1995), Managing Director Exploration and Production at Deminex GMBH Oil in Germany (1995-1997), Technical Director/Chief Operating Officer at Hardy Oil & Gas plc (1998-2000), President and Chief Executive Officer at Harvest Natural Resources, Inc. (2000-2005), Director/Chairman at Austral Pacific Energy Ltd. (2006-2008), independent advisor to Palo Alto Investors (January 2008 to December 2009), Non-Executive Chairman at Toreador Resources Corporation (January 2009 to April 2011), Director of Midstates Petroleum Company, Inc. (April 2013 to March 2015), and interim President and Chief Executive Officer of Midstates Petroleum Company, Inc. (March 2014 to March 2015). Dr. Hill has served as a director of Triangle Petroleum Corporation since November 2009 and as Chairman of the Board since April 2012. From April 2012 to February 2013, Dr. Hill served as Triangle Petroleum Corporation’s Executive Chairman, having served previously as Chief Executive Officer of Triangle since November 2009 and President and Chief Executive Officer of Triangle from November 2009 until May 2011. Dr. Hill has a B.Sc. (Honors) in Geology and a Ph.D. Dr. Hill’s qualifications to sit on the Board of Directors include significant public company governance experience, significant experience as an exploration geologist and over 20 years of general management experience.

Key Attributes, Experience and Skills: Dr. Hill has provided advisory and consultancy roles to hedge funds, banks, and companies involved in the upstream oil and gas sector. He has also held non-executive board positions, Chairman, and been involved in international negotiations at government level. His extensive experience in management, corporate leadership, non-executive directorship and consulting, combined with technical expertise, has provided the skills necessary to lead, build teams and deliver business success. His career path to date is a proven track record of significant value creation for all stakeholders served. The Board has determined that Dr. Hill qualifies as an independent director under NYSE MKT rules.

Other Public Company Board Service: Benton Oil and Gas / Harvest Natural Resources from 2000 to 2006; Austral Pacific from 2006 to 2008.

Recent Past Public Company Board Service: Torreador Resources from January 2009 to April 2011; Midstates Petroleum from April 2013 to March 2015; Triangle Petroleum Corporation from November, 2009 to present.

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Denis Rakich, 63, was appointed Company Secretary of Samson Oil & Gas Limited on June 18, 1998. In this role, Mr. Rakich is responsible for the legal, financial and corporate management of the Company.

Key Attributes, Experience and Skills: Mr. Rakich is an accountant with extensive corporate experience within the petroleum services, petroleum and mineral production and exploration industries. Mr. Rakich has had over 30 years’ experience in the management of public companies listed on the ASX with extensive knowledge of the ASX Listing Rules and Corporations Act within Australia. He is a member of the Australian Society of Accountants. The Board has determined that Mr. Rakich does not qualify as an independent director under NYSE MKT rules due to Mr. Rakich’s role as the Company’s Secretary.

Other Public Company Board Service: Mr. Rakich is a Director and Company Secretary for Ausgold Ltd. (ASX: AUC), an Australian public company in the resources sector. He is also Director and Company Secretary of Fortune Minerals Limited, a private Australian company.

Recent Past Public Company Board Service: Mr. Rakich has served as an officer or director the following ASX listed public companies:

•	Marymia Exploration N.L. – Director / Company Secretary (1988 – November 2001)
•	Reliance Mining Limited – Director / Company Secretary (February 2003 – August 2004)
•	Senex Energy Ltd (formerly Victoria Petroleum N.L.) – Company Secretary (June 1988 – June 2010)
•	A-Cap Resources Limited – Company Secretary (2010 – July 2015)

Resolution 2—Adoption of Remuneration Report

We are asking our shareholders to approve, on an advisory basis per Australian rules, our Remuneration Report as set forth in our 2016 ASX Annual Report. That remuneration report was filed with the Australian Stock Exchange on September 30, 2016, was previously furnished on Form 8-K with the U.S. Securities Exchange Commission on October 3, 2016, and is attached to this U.S. Proxy Statement as Exhibit A. The Remuneration Report:

•	explains the Board’s policy for determining the nature and amount of remuneration of directors and senior executives (or executive officers) of the Company;

•	sets out remuneration details for each director and the four most highly remunerated senior executives of the Company;

•	details and explains any performance conditions applicable to the remuneration of directors and senior executives of the Company; and

•	provides an explanation of share–based compensation payments for each director and senior executive of the Company.

Shareholders will be asked to vote on the following ordinary resolution:

“That, for the purpose of section 250R(2) of the Corporations Act 2001 and for all other purposes, the Remuneration Report contained in the 2016 Annual Report which accompanied the notice convening this meeting be adopted by shareholders.”

The vote on the resolution is advisory only and does not bind the directors or the Company, nor does it affect the remuneration already paid or payable to the directors or the senior executives. The Chairman of the annual general meeting will allow reasonable opportunity for shareholders to ask questions about, or comment on the Remuneration Report at the meeting. Shareholders should note that prices specified in the Remuneration Report are in Australian Dollars unless otherwise indicated.

Section 250R(4) of the Corporations Act prohibits any votes on this Resolution being cast by senior executives (or their associates) whose remuneration details are disclosed in the Remuneration Report. However, the Company will not disregard any votes cast on resolution 2 if the person casting the vote is acting as proxy, the proxy form specifies how the proxy is to vote on the resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this resolution as described above. Additionally, an exception to the prohibition exists to enable the Chairman to vote shareholders’ undirected proxy votes. In this regard, you should note that if you appoint the Chairman as your proxy and you indicate on the proxy form that you do not wish to specify how the Chairman should vote on resolution 2, the Chairman will cast your votes in favor of resolution 2. If you wish to appoint the Chairman as your proxy but do NOT want your votes cast in favor of resolution 2, you must indicate your voting intention by checking the box marked either ‘against’ or ‘abstain’ opposite resolution 2 on the proxy form.

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You may vote “For,” “Against” or “Abstain” on resolution 2. Resolution 2 is passed by a simple majority of votes cast on the resolution, either in person or by proxy. There is no minimum number of votes required to pass the resolution. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

Resolutions 3, 4, 5 and 6 — Issuance of Shares to Dr. Peter Hill, Mr. Terence Barr, Mr. Gregory Channon and Mr. Denis Rakich

Effective August 1, 2015, the Board resolved to reduce the Company’s overhead, including director’s fees, consultancy fees and salaries to directors and employees of the Company. In order to compensate those persons whose compensation was reduced, the Board resolved, subject to shareholder approval where required, to issue a number of ordinary shares equal in value to the amount of the reduction for the period in which the reduction is in effect. The reduction commenced on September 1, 2015 and was in effect to August 31, 2016. It was further agreed that the issue price of the ordinary shares to be issued will be equal to the volume-weighted average price of the Company’s ADSs traded on the NYSE MKT for the period covering the reduction, as outlined in the Explanatory Memorandum.

Under Australian law, the issuance of shares to a member of the board of directors of an Australian company must be approved by shareholders. It is proposed to grant: (a) 8,818,800 shares to Dr. Peter Hill, a director of the Company, or his nominee, (b) 16,258,000 shares to Mr. Terence Barr, the managing director of the Company, or his nominee, (c) 5,005,000 shares to Mr. Gregory Channon, a director of the Company, or his nominee, and (d) 1,517,400 shares to Mr. Denis Rakich, a director of the Company, or his nominee, in each case upon the terms set forth in the Explanatory Memorandum.

Name of Individual or Group	Number of Shares Granted	Dollar Value ($) of Shares Granted
Terence M. Barr Managing Director, Chief Executive Officer and President	16,258,000	$67,692
Gregory Channon Director	5,005,000	$19,864
Peter Hill Director	8,818,800	$35,000
Denis Rakich Secretary, Director	1,517,400	$5,602
All executive officers, as a group	17,775,400	$73,294
All directors who are not executive officers, as a group	13,832,800	$54,864

The shares referred to in resolutions 3, 4, 5 and 6 will be issued within one month after the date of the annual general meeting. The shares will be issued for no consideration, and no funds will be raised from the issuance. In accordance with ASX Listing Rule 10.13.6 and section 224 of the Corporations Act, any votes cast on resolution 3, 4, 5 or 6 (other than (i) by a person as proxy for a member who is entitled to vote, in accordance with the directions on the relevant proxy form or (ii) by the Chairman of the meeting as an undirected proxy for a member who is entitled to vote) by Dr. Peter Hill, Mr. Terence Barr, Mr. Gregory Channon, or Mr. Denis Rakich, any of their nominees or any of his associates, on the resolution affecting such director will be disregarded.

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The Company will disregard any votes cast on resolutions 3, 4, 5 and 6 by any member of the Key Management Personnel (as defined in the Explanatory Memorandum) of the Company, or a closely related party of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on resolutions 3, 4, 5 and 6. However, the Company will not disregard any votes cast on resolutions 3, 4, 5 and 6 by such a person if: (i) the proxy form specifies how the proxy is to vote on the resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this resolution as described above; or (ii) the person is the Chairman of the meeting voting an undirected proxy and the appointment expressly authorizes the Chairman to exercise the proxy even though resolutions 3, 4, 5 and 6 are connected with the remuneration of the Key Management Personnel of the Company.

You may vote “For,” “Against” or “Abstain” on resolutions 3, 4, 5, and 6. Each of resolutions 3, 4, 5, and 6 is passed by a simple majority of votes cast on the resolution, either in person or by proxy. There is no minimum number of votes required to pass these resolutions. Neither broker non–votes nor abstentions will affect the outcome of these resolutions.

Resolution 7—Issuance of Shares to Employees

Shareholders will be asked to vote on the following ordinary resolution:

“That for the purposes of Listing Rule 7.1 and for all other purposes, Shareholders approve the issue of up to 35,046,200 shares to employees of the Company and its subsidiaries, for the purpose and on the terms set out in the explanatory memorandum accompanying the notice convening this meeting."

On October 7, 2016, the Board resolved to issue up to 35,046,200 shares to employees of the Company and its subsidiaries, in lieu of a temporary cash salary reduction, on the terms set out below.

ASX Listing Rule 7.1 provides that, unless an exemption applies, a company must not, without prior approval of shareholders, issue or agree to issue equity securities if the equity securities will in themselves or when aggregated with the equity securities issued by the company during the previous 12 months, exceed 15% of the number of ordinary securities on issue at the commencement of that 12 month period.

Shareholder approval of the issue of shares to employees pursuant to resolution 7 will therefore provide the Company the flexibility to make further issues of equity securities in the next 12 months.

The shares proposed to be issued, for which approval is sought under resolution 7, comprise 0.99% of the Company’s fully diluted issued capital (based on the number of shares and options on issue as of October 6, 2016).

Shareholders are advised of the following information:

(h)	Maximum number of securities to be issued: 35,046,200 shares.

(i)	Date of issue: The shares will be issued as soon as possible but, in any case, not later than 3 months after the date of shareholder approval pursuant to resolution 7 or such later date as approved by ASX. It is anticipated that the shares will be issued on the same date. However, the exact dates of allotment are unknown at this stage.

(j)	Issue price: None.

(k)	The names of the persons receiving the securities: The shares will be issued to selected, non-director employees of the Company and its subsidiaries.

(l)	Terms of the securities: The shares will rank equally in all respects with the Company's existing shares.

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(m)	Intended use of the funds raised: No funds will be raised as the shares are being issued in lieu of temporary employee salary reductions.

(n)	Voting exclusion statement: A voting exclusion statement for resolution 7 is included in the Notice of Meeting.

If approved by shareholders, resolution 7 would result in the following benefits to participants:

Name of Individual or Group(1)	Number of Shares Granted	Dollar Value ($) of Shares Granted
David Ninke Vice President – Exploration	9,969,000	$41,508
Robyn Lamont Chief Financial Officer	8,718,400	$36,300
All executive officers, as a group	24,391,600	$101,558
All employees, including all current officers who are not executive officers, as a group	19,473,400	$79,121

(1) Shares to be issued to Mr. Barr, the Company’s principal executive officer, and directors Denis Rakich, Gregory Channon, and Peter Hill are reflected in the chart accompanying resolutions 3, 4, 5, and 6.

Please see the Explanatory Memorandum for additional information regarding these resolutions.

The Company will disregard any votes cast on resolution 7 by any person who may participate in the proposed issue and any person who might obtain a benefit (except a benefit solely in the capacity of a holder of ordinary securities) if the resolution is passed, and any person associated with those persons. However, the Company will not disregard any votes cast on resolution 7 by such a person if: (a) the person is acting as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or (b) the person is the Chairman of the meeting acting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

The Company will also disregard any votes cast on resolution 7 by any member of the Key Management Personnel of the Company, or a Closely Related Party (as defined in the Explanatory Memorandum) of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on resolution 7. However, the Company will not disregard any votes cast on resolution 7 by such a person if: (a) the proxy form specifies how the proxy is to vote on resolution 7, and the vote is not cast on behalf of a person who is otherwise excluded from voting on the resolution as described above; or (b) the person is the Chairman of the meeting voting an undirected proxy and the appointment expressly authorizes the Chairman to exercise the proxy even though resolution 7 is or may be connected with the remuneration of the Key Management Personnel of the Company.

You may vote “For,” “Against” or “Abstain” on resolution 7. Resolution 7 is passed by a simple majority of votes cast on the resolution, either in person or by proxy. There is no minimum number of votes required to pass the resolution. Neither broker non–votes nor abstentions will affect the outcome of the resolution. In the event resolution 7 is not approved by shareholders, there will be no effect on resolutions 3, 4, 5, or 6.

The Board recommends a “FOR” vote on resolution 7.

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Resolution 8—Adoption of Stock Option Plan

Shareholders will be asked to vote on the following ordinary resolution:

“That for the purposes of Listing Rule 7.2, Exception 9(b) and for all other purposes, Shareholders approve the Samson Oil & Gas Limited 2016 Stock Option Plan for employees and executive directors of the Company known as the "Plan", a summary of which is set out in the Explanatory Statement accompanying this notice convening this meeting, and the issue of securities thereunder as an exception to Listing Rule 7.1.”

At the annual meeting, shareholders will be asked to approve the 2016 Stock Option Plan (the “2016 Plan”), which was adopted, subject to shareholder approval, by the board of directors on October 4, 2016. The 2016 Plan is attached hereto as Annexure C and the following description is qualified in its entirety by reference to the 2016 Plan.

As described in the table on page 43 of this proxy statement, the Company has an existing stock option plan, the Samson Oil & Gas Limited Stock Option Plan (the “2009 Plan”), under which stock options may be granted to employees, directors and consultants. If the 2016 Plan is approved by shareholders, the Company contemplates that future awards may be granted under the 2016 Plan rather than the 2009 Plan.

Description of the 2016 Stock Option Plan

The purposes of the 2016 Plan are to align the interests of the Company, subsidiaries, and shareholders with those of its officers, directors and employees, as well as other individuals providing services to the Company, by creating incentives for such persons to exert maximum efforts for the success of the Company. The 2016 Plan provides for an aggregate of three hundred twenty million (320,000,000) shares to be initially available for issuance under options (which shares are the equivalent of one million six hundred thousand (1,600,000) ADSs). This number includes one hundred thirty eight million (138,000,000) ordinary shares (the equivalent of 690,000 ADSs) in options to be granted to Directors under the 2016 Plan if resolutions 9, 10, 11, and 12 are approved by shareholders. The maximum number of shares subject to issuance under options that may be granted under the 2016 Plan to any one participant in any one calendar year is sixty million (60,000,000) shares (the equivalent of 300,000 ADSs), unless a greater number is authorized by a resolution approved by the Board and the shareholders.

Based on the closing price of our ordinary shares on the ASX on October 5, 2016 of A$0.005, the market value of the 320,000,000 ordinary shares was A$1,600,000, and based on the closing price of our ADSs on the NYSE MKT on October 5, 2016 of $0.68, the market value of the 1,600,000 ADSs was US$1,088,000. The 2016 Plan will be terminated 10 years from the date that it is approved by the Company’s shareholders but it must be submitted to shareholders for re-adoption every three years during that period.

The 2016 Plan permits the award of options to any officer, director and employee or other individual providing services to the Company. The Company currently has four directors and 11 employees, including 2 part time employees.

The 2016 Plan will be administered by the Board, or one or more committees appointed by the Board. (The appropriate acting body, be it the Board or a committee within its delegated authority is referred to in this summary as the “Administrator.”) Subject to the terms of the 2016 Plan, the Administrator determines the persons to whom options are granted, the number of shares granted, the vesting schedule, if any, and the type of consideration to be paid to the Company upon the exercise of the stock options.

The Administrator may grant both incentive stock options (“ISOs”) intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options (“NQSOs”). Each ISO must be granted only to a U.S. Person and may not be exercisable for more than 10 years. Each option must be granted at an exercise price of no less than 100% of the fair market value of the ordinary shares on the date of the grant. The exercise price of ISOs which are granted to a holder of more than 10% of the total combined voting power of the Company must be equal or greater than 110% of fair market value. Any option granted under the 2016 Plan generally must have a term no greater than ten years but the term of an ISO granted to a holder of more than 10% of the ordinary shares cannot exceed five years.

The Board may, at any time and from time to time, amend the 2016 Plan in any respect provided that no such amendment may become effective without approval of the shareholders if shareholder approval is necessary to satisfy statutory or regulatory requirements or if the board determines that shareholder approval is otherwise necessary or desirable. No amendment shall adversely affect any option holder’s rights and obligations with respect to outstanding options under the 2016 Plan without the consent of such holders.

Any future benefits under the 2016 Plan will depend on the Company’s performance and decisions of the Administrator regarding the granting of options as well as the fair market value of the Company’s ordinary shares at various future dates. As a result, except with respect to the options that are the subject of resolutions 9, 10, 11 and 12, it is not possible to determine the benefits that will be received by participants if the 2016 Plan is approved by the shareholders.

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If resolution 8 is approved by shareholders, along with resolutions 9, 10, 11, and 12, the plan would result in the following benefits to participants which are presently determinable:

Name of Individual or Group	Number of Stock Options Granted	Dollar Value ($) of Stock Options Granted

Terence M. Barr Managing Director, Chief Executive Officer and President	60,000,000	$282,000
Gregory Channon Director	24,000,000	$112,800
Peter Hill Director	30,000,000	$141,000
Denis Rakich Secretary, Director	24,000,000	$112,800
All executive officers, as a group	84,000,000	$394,800
All directors who are not executive officers, as a group	54,000,000	$253,800

Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences that may apply to recipients of the options under the 2016 Plan. Because application of the tax laws varies according to individual circumstances, a participant should seek professional tax advice concerning the tax consequences of his or her participation in the 2016 Plan, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

Incentive Stock Options. A participant who is granted an ISO recognizes no taxable income when the ISO is granted. Generally, a participant will not recognize taxable income upon exercise of an ISO for regular income tax purposes, but generally will recognize taxable income upon the exercise of an ISO for alternative minimum tax (“AMT”) purposes (see below). A participant who exercises an ISO will recognize taxable gain or loss upon the sale of the shares underlying the option. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. If the participant disposes of the shares before the required holding periods have elapsed (a “disqualifying disposition”), the participant is taxed as though he or she had exercised an NQSO, except that the ordinary income on exercise of the option is recognized in the year of the disqualifying disposition and generally is the lesser of the original spread upon exercise or the excess of the amount realized in the sale of the stock over the original option price. We will not be entitled to a deduction with respect to the ISO or the ISO shares.

Alternative Minimum Tax. The exercise of an ISO may result in tax liability under the AMT. The AMT provides for additional tax equal to the excess, if any, of (a) 26% or 28% of “alternative minimum taxable income” in excess of a certain exemption amount, over (b) regular income tax for the taxable year. For purposes of calculating alternative minimum taxable income, an ISO is treated as if it were an NQSO, so the difference between the fair market value of the shares on the date of exercise and the option price will be deemed to be income for this purpose and the taxpayer will hold the shares with a tax basis equal to such fair market value on the date of exercise for subsequent AMT purposes. Application of the AMT to any exercise of an ISO and to a disqualifying disposition of shares is complex and will vary depending upon each person’s circumstances. Each holder of an ISO is cautioned to determine the effect, if any, of an ISO exercise before it is made.

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Nonqualified Stock Options. The tax treatment of NQSOs differs significantly from the tax treatment of ISOs. No taxable income is recognized when an NSO is granted but, upon the exercise of an NSO, the difference between the fair market value of the shares underlying the option on the date of exercise (or up to 6 months later if the option is subject to Section 16(b) of the Securities Exchange Act of 1934) and the exercise price is taxable as ordinary income to the recipient and is generally deductible by the Company. The recipient will have a tax basis in the shares equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised. For long-term capital gain treatment, the shares must be held for more than one year.

Withholding. The Company may be required to withhold federal, state or local taxes in connection with any share option or other award under the 2016 Plan, including, but not limited to, withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses the Company for such amount.

Change of Control. If there is an acceleration of the exercisability of options upon a change of control, all or a portion of the accelerated awards may constitute “excess parachute payments” under Section 280G of the Code. Generally an employee receiving an excess parachute payment incurs an excise tax of 20% of the amount of the payment in excess of the employee’s average annual compensation over the five calendar years preceding the year of the change of control and the Company is not entitled to a deduction for such excess amount.

This summary of the federal income tax consequences of the 2016 Plan is based on present U.S. federal tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

The Company will disregard any votes cast on resolution 8 by any director of the Company (except one who is ineligible to participate in the Plan) and any associate of that director. However, the Company need not disregard a vote cast on resolution 8 by such a person if: (a) the person is acting as a proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or (b) the person is the Chairman of the meeting acting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

The Company will disregard any votes cast on resolution 8 by any member of the Key Management Personnel of the Company, or a Closely Related Party of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on resolution 8. However, the Company will not disregard any votes cast on resolution 8 by such a person if: (a) the proxy form specifies how the proxy is to vote on the resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this resolution as described above; or (b) the person is the Chairman of the meeting voting an undirected proxy and the appointment expressly authorizes the Chairman to exercise the proxy even though resolution 8 is connected with the remuneration of the Key Management Personnel of the Company.

You may vote “For,” “Against” or “Abstain” on resolution 8. Resolution 8 is passed by a simple majority of votes cast on the resolution, either in person or by proxy. There is no minimum number of votes required to pass the resolution. Neither broker non–votes nor abstentions will affect the outcome of the resolution. In the event that resolution 8 is approved by shareholders but resolutions 9, 10, 11 or 12 are not approved by shareholders no grants will be made to directors indicated in the failed resolution 9, 10, 11 or 12, but the 2016 Plan will be approved as to all other participants.

Resolution 9, 10, 11 and 12— Issuance of Options to Dr. Peter Hill, Mr. Gregory Channon, Mr. Denis Rakich and Mr. Terence Barr

Under Australian law, the issuance of options to members of boards of directors must be approved by shareholders. It is proposed to grant: (a) 30,000,000 options to Dr. Peter Hill, a director of the Company, or his nominee, (b) 24,000,000 options to Mr. Gregory Channon, a director of the Company, or his nominee, (c) 24,000,000 options to Mr. Denis Rakich, a director of the Company, or his nominee, and (d) 60,000,000 options to Mr. Terence Barr, the managing director of the Company, or his nominee, in each case under the 2016 Plan and upon the terms set forth in Annexure B.

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Please refer to the chart in resolution 8 regarding the benefits that will be received or allocated to participants if shareholders approve resolutions 9, 10, 11 and 12. Please see the Explanatory Memorandum and the description of the 2016 Plan in resolution 8 for additional information regarding these resolutions.

The Company will disregard any votes cast on resolutions 9, 10, 11, or 12 by a director of the Company (except one who is ineligible to participate in any employee incentive scheme in relation to the Company) and any associate of that director. However, the Company need not disregard a vote if it is cast by such a person if the person is acting as a proxy for a person who is entitled to vote, in accordance with the directions on the proxy form, or it is cast by the Chair as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

The Company will also disregard any votes cast on resolutions 9, 10, 11, or 12 by any member of the Key Management Personnel of the Company, or a Closely Related Party of such member, acting as proxy if the appointment does not specify the way the proxy is to vote on resolutions 9, 10, 11, or 12. However, the Company will not disregard any votes cast on resolutions 9, 10, 11, or 12 by such a person if: (a) the proxy form specifies how the proxy is to vote on the resolution, and the vote is not cast on behalf of a person who is otherwise excluded from voting on this resolution as described above; or (b) the person is the Chairman of the meeting voting an undirected proxy and the appointment expressly authorizes the Chairman to exercise the proxy even though resolutions 9, 10, 11, or 12 are connected with the remuneration of the Key Management Personnel of the Company.

You may vote “For,” “Against” or “Abstain” on resolutions 9, 10, 11, and 12. Each of resolutions 9, 10, 11, and 12 is passed by a simple majority of votes cast on the resolution, either in person or by proxy. There is no minimum number of votes required to pass these resolutions. Neither broker non–votes nor abstentions will affect the outcome of these resolutions. In the event that resolution 8 is not approved by shareholders, but any of resolutions 9, 10, 11 or 12 are approved by shareholders, the options will be issuable to the respective director indicated by the approved resolution 9, 10, 11 or 12 upon the terms of the 2016 Plan.

Resolution 13—Advisory Vote on “Named Executive Officer” Compensation

In accordance with the requirements of the U.S. Securities Exchange Act of 1934, the compensation paid to the Company’s “named executive officers,” as disclosed in this Annexure “A” U.S. Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the “Executive Compensation” section of this U.S. Proxy Statement, is hereby submitted to an advisory vote of shareholders, as follows:

“That the shareholders approve, on an advisory basis, the compensation of the Company’s “named executive officers,” as disclosed in this U.S. Proxy Statement including the “Compensation Discussion and Analysis,” compensation tables and narrative disclosure in this U.S. Proxy Statement.”

Our “named executive officers” are:

1. Terence M. Barr, Managing Director, Chief Executive Officer and President

2. Robyn Lamont, Chief Financial Officer

3. David Ninke, Vice President – Exploration

In accordance with Section 14A of the U.S. Securities Exchange Act of 1934, this resolution is advisory only and does not bind the Board. The Board will review the results of the votes and will take them into account in making a determination concerning named executive officer compensation. Currently, the Company holds an advisory vote on executive compensation on an annual basis.

You may vote “For,” “Against” or “Abstain” on the advisory vote. The advisory vote is passed by a simple majority of votes cast on the resolution, either in person or by proxy. There is no minimum number of votes required to pass the resolution. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

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AUDIT COMMITTEE MATTERS

Audit Committee Pre–Approval Policy

The charter of the Audit Committee includes certain procedures regarding the pre-approval of all engagement letters and fees for all auditing services and permitted non-audit services performed by the independent auditors, subject to any exception under Section 10A of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the “Exchange Act”). Pre-approval authority may be delegated to an Audit Committee member or a subcommittee comprised of members of the Audit Committee, and any such member or subcommittee shall report any decisions to the full Audit Committee at its next scheduled meeting. All services were approved by the Audit Committee pursuant to its pre–approval policies as in effect as of the relevant times.

Representatives of the Company’s Australian auditor, RSM Bird Cameron (“RSM”), will be present at the Annual General Meeting and will be available to respond to appropriate questions. Representatives of the Company’s U.S. auditor, Hein & Associates LLP, are not expected to be present at the Annual General Meeting.

Fees Paid to Principal Accountants

	Fiscal Year Ended June 30,
	2016	2015
Audit fees	$244,008	$320,000
Audit–related fees	$0	$0
Tax fees	$0	$0
All other fees(1)	$23,000	$0
Total	$267,008	$320,000

(1) All other fees in fiscal year 2016 includes services in connection with our internal controls. All services were approved by the Audit Committee.

Our auditor for the years ended June 30, 2015 and June 30, 2016 was Hein & Associates LLP.

Change in Certifying Accountant

As previously reported in a Form 8-K filed on September 22, 2014, the Company’s Audit Committee conducted a competitive process to determine the Company's independent registered public accounting firm for the fiscal year ended June 30, 2015. As a result of this process, on September 18, 2014, the Audit Committee approved the engagement of Hein & Associates LLP (“Hein”) as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2015. On the same date, the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company's independent registered public accounting firm, effective immediately.

The report of PwC on the Company's financial statements for the fiscal year ended June 30, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the fiscal year ended June 30, 2014, and in the subsequent interim period through September 18, 2014, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures any of which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their report.

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There was a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended June 30, 2014 and the subsequent interim period through September 18, 2014, related to the material weakness in the Company's internal control over financial reporting disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2014 (the “2014 Annual Report”). As disclosed in the 2014 Annual Report, the Company concluded that a material weakness existed as of June 30, 2014, in that the Company did not design and maintain effective controls over the completeness and accuracy of our accounting for asset retirement obligations. Specifically, there was a lack of precision in the review of accounting for the asset retirement obligation and the related accretion expenses. This control deficiency resulted in errors in the calculation of the asset retirement obligation inclusive of accretion expense. Additionally, this control deficiency could result in misstatements of the aforementioned accounts and disclosures that would result in a material misstatement of the consolidated financial statements that would not be prevented or detected. Accordingly, our management determined that this control deficiency constituted a material weakness as of June 30, 2014. Because of the material weakness, management concluded that the Company did not maintain effective internal control over financial reporting as of June 30, 2014 based on criteria in Internal Control—Integrated Framework (1992) issued by the COSO. Accordingly, the report of PwC on the Company's internal control over financial reporting as of June 30, 2014, which was included in the 2014 Annual Report, contained an adverse opinion thereon. The Audit Committee discussed the material weakness in its internal control over financial reporting with PwC and has authorized PwC to respond fully to the inquiries of Hein concerning such material weakness.

As discussed above, on September 18, 2014, the Committee engaged Hein as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015. During the fiscal year ended June 30, 2014 and through September 18, 2014, neither the Company, nor anyone acting on its behalf, consulted Hein with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Hein concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, except as described in the last sentence of this paragraph; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K), except as described in last sentence of this paragraph. During fiscal year ended June 30, 2014, the Company consulted with Hein on certain matters related to internal control over financial reporting, including the material weakness described above, and certain matters related to the Company’s calculation and presentation of its tax provision.

During the fiscal year ended June 30, 2015, subsequent to the appointment of Hein and the dismissal of PwC on September 18, 2014, and during the fiscal year ended June 30, 2016, there was no reportable event. The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 (the “2016 Annual Report”) did not include a material weakness, and the Company’s management concluded that, based on its assessment, as of June 30, 2016, the Company’s internal control over financial reporting was effective.

Audit Committee Report

Our management is responsible for the preparation of our financial statements and our independent auditor, Hein & Associates LLP (“Hein”), is responsible for auditing our annual financial statements and expressing an opinion as to whether they are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States (“US GAAP”). The Audit Committee is responsible for, among other things, reviewing and selecting our independent auditor, reviewing our annual and interim financial statements and pre–approving all engagement letters and fees for auditing services.

In the performance of its oversight function in connection with our financial statements as of and for the fiscal year ended June 30, 2016, the Audit Committee has:

•	Reviewed and discussed the audited financial statements with management and Hein. The Audit Committee’s review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	Discussed with Hein the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•	Received the written disclosures and the letter from Hein regarding its communications with the Audit Committee concerning independence as required by the Public Company Accounting Oversight Board and discussed Hein’s independence with Hein; and

•	Reviewed and approved the services provided by Hein.

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Based upon the reports and discussions described above, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to in its charter, the Audit Committee recommended to the Board, and the Board approved, that the Company’s audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2016, as filed with the Securities and Exchange Commission on September 29, 2016.

AUDIT COMMITTEE:*

Greg Channon

Peter Hill

* Mr. Eugene McColley resigned from the Board of Directors and the Audit Committee on August 5, 2015, and Drs. Victor Rudenno and DeAnn Craig resigned from the Board of Directors and the Audit Committee on January 27, 2016, none of whom participated in the preparation of the Audit Committee report.

ORDINARY SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

This section sets forth information regarding the beneficial ownership of our ordinary shares, including ordinary shares held by means of ADSs, by certain holders of our ordinary shares and by our executive officers and directors. Beneficial ownership has been determined in accordance with applicable SEC rules.

As of October 5, 2016, the Company was aware of one beneficial owner of more than 5% of the Company’s ordinary shares, as set forth in the table below. All information concerning security ownership of certain beneficial owners is based upon filings made by such persons with the SEC or upon information provided by such persons to us.

	Ordinary Shares Beneficially Owned
Name	Amount of Ordinary Shares	Percent of Total Ordinary Shares
Robert E. Mead(1)	221,773,000	6.90%

(1)	Based on a Form 13G/A filing made by the shareholder on February 3, 2016, which listed the shareholder as owning 1,108,865 ADSs. The shareholder’s address is 3653 Maplewood Ave., Dallas, TX 75205.

The following table sets forth information regarding beneficial ownership of our ordinary shares by our executive officers and directors as of October 5, 2016. Except as otherwise indicated, (i) the address of the persons listed below is c/o Samson Oil & Gas Limited, 1331 17th Street, Suite 710, Denver, CO 80202 and (ii) the persons listed below, to our knowledge, have sole voting and investment power with respect to all shares of ordinary shares shown as beneficially owned by them, subject to the application of community property laws where applicable. To the Company’s knowledge, none of the ordinary shares held by our executive officers and directors have been pledged as security as of that date. Beneficial ownership representing less than 1% is denoted with an asterisk.

	Ordinary Shares Beneficially Owned
Name	Amount of Ordinary Shares	Percent of Total Ordinary Shares
Directors and officers
Terence Barr(1)	15,349,304	*
Greg Channon (2)	100,000	*
Peter Hill	-	*
Denis Rakich (3)	200,000
Robyn Lamont(4)	2,471,978	*
David Ninke(5)	2,112,600	*
Mark Ulmer	-	-

Current Directors and Current Executive Officers as a group (seven persons)	20,233,882	0.66%

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(1)   Consists of 14,064,366 ordinary shares, 2,410 ADSs (482,000 ordinary shares), and currently exercisable warrants to purchase 802,938 ordinary shares.

(2)   Consists of 100,000 ordinary shares.

(3)   Consists of 200,000 ordinary shares

(4)   Consists of 1,961,178 ordinary shares, 2,554 ADSs (510,800 ordinary shares).

(5)   Consists of 10,563 ADSs held free of restrictions (2,112,600 ordinary shares).

EXECUTIVE COMPENSATION

Executive Officers of the Company

The following table sets forth certain information with respect to our executive officers as of June 30, 2016.

Name	Age	Position
Terence Barr	67	Chief Executive Officer
Robyn Lamont	38	Chief Financial Officer
David Ninke	45	Vice President – Exploration
Denis Rakich	63	Secretary
Mark Ulmer	45	Vice President – Engineering and Operations

Terence Barr. Mr. Barr was appointed President, Chief Executive Officer, and Managing Director of Samson on January 25, 2005. Mr. Barr is a petroleum geologist with over 40 years of experience, including 11 years with Santos. In recent years, Mr. Barr has specialized in tight gas exploration, drilling and completion. Prior to joining Samson, Mr. Barr was employed as Managing Director by Ausam Resources from 1999 to 2003 and was the owner of Barco Exploration from 2003 to 2005.

Robyn Lamont. Ms. Lamont has served as Samson’s Chief Financial Officer since May 1, 2006, prior to which she served as its Financial Controller since 2002. Ms. Lamont graduated from the University of Western Australia in 1999 with a Bachelor of Commerce, majoring in Accounting and Finance. She worked for Arthur Andersen in Perth, Western Australia, for three years and qualified as a Chartered Accountant through the Institute of Chartered Accountants in Australia in 2001.

David Ninke. Mr. David Ninke was appointed Vice President – Exploration of Samson Oil & Gas Limited in April 2008. He brings 20 years of geological and geophysical exploration experience in the following regions: Texas and Louisiana Gulf Coast, the Rockies, and the north slope of Alaska. From May 2002 to April 2008, Mr. Ninke served as a Senior Geologist/Geophysicist with Aspect Energy, LLC in Denver, Colorado, prior to which he worked with BP in Anchorage, Alaska and Killam Oil Co., Ltd. in San Antonio, Texas. He holds an undergraduate degree in geology from Wittenberg University and a graduate degree in geology from Bowling Green State University.

Denis Rakich, F.C.P.A. Mr. Rakich is an Australian certified public accountant and has been employed as Samson’s Secretary since June 18, 1998. He has served as a corporate secretary for more than 20 years within the petroleum services, petroleum and mineral production and exploration industries, and currently serves as a Director and Company Secretary for Ausgold Ltd. (ASX: AUC), an Australian public company in the resources sector, and Fortune Minerals Limited, a public unlisted company. Mr. Rakich also served as the company secretary of Acap Resources (ASX: ACB) until his resignation on July 3, 2015. He is a member of the Australian Society of Accountants.

Mark Ulmer. Mr. Ulmer was appointed Vice President of Engineering and Operations for Samson Oil & Gas Limited on April 1, 2016. He is a Petroleum Engineer with more than twenty-two years of experience in the oil and gas industry. Mr. Ulmer founded Ulmer Energy, LLC, in 2007, and Ulmer Consulting, LLC, in 2010, and he has founded a variety of other oil-and-gas related companies since that time including an operating entity, a midstream company, two oilfield services companies, and an investment vehicle. Mr. Ulmer earned his Bachelor of Science in Petroleum Engineering in 1994 and a Bachelor of Science in Mechanical Engineering in 1997, both from the Colorado School of Mines. His various graduate degrees, which include an MBA, an MS in Finance, and a Certificate in Entrepreneurial Studies, are from the University of Colorado. He is also a Professional Engineer in Petroleum licensed in Colorado. Mr. Ulmer was Chief Operating Officer for Versa Energy, LLC, in 2013-2014, and he is currently on the Advisory Board for McElvain Energy Fund 2011, LLC.

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Executive Officer Compensation in Fiscal Year Ended June 30, 2016

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by our principal executive officer, and our two other highest paid executive officers, other than the principal executive officer, who were serving as executive officers as of June 30, 2016 (the “named executive officers”).

Name and Principal Position	Fiscal Year Ended June 30	Salary ($)(5)	Accrued Bonus ($)(5)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compen- sation ($)(2)(3)	Total ($)(2)
Terence M. Barr	2016	350,000	–		–	–	–	26,447	376,447
Managing Director, Chief Executive Officer and President	2015	400,000	62,260	(1)	–	–	–	28,887	491,147

Robyn Lamont	2016	211,750	–		–	–	–	30,205	241,640
Chief Financial Officer	2015	242,000	32,959	(1)	–	–	–	35,867	310,826

David Ninke	2016	242,127	–		–	–	–	32,674	274,801
Vice President– Exploration	2015	276,716	37,688	(1)	–	–	–	33,628	348,032

(1)	This represents the portion of the bonus for the calendar year ended December 31, 2014 expensed during the fiscal year ended June 30, 2015. This bonus, including the bonus accrued during the fiscal year ended June 30, 2014 was paid during the fiscal year ended June 30, 2015.
(2)	Any amounts paid in Australian dollars have been converted to U.S. dollars based on the average rate for the year ended June 30, 2015 and 2016 as appropriate.
(3)	Amounts disclosed as All Other Compensation includes health insurance benefit payments and 401K contributions.

Outstanding Equity Awards

There are no outstanding stock options, stock that has not vested or other equity incentive plan awards held by our named executive officers as of June 30, 2016. All stock options held by our named executive officers expired unexercised on December 31, 2014 (October 31, 2014 with respect to the options held by Mr. Barr).

Pension Benefits

We do not have any tax-qualified defined benefit plans or supplemental executive retirement plans that provide for payments or other benefits to our executive officers in connection with their retirement.

Potential Payments upon Termination or Change in Control

The table below reflects estimated amounts of compensation payable by us to each of our executive officers (except for Mr. Rakich and Mr. Ulmer, who do not have an employment agreement with the Company) upon their termination of employment with us. The actual amounts to be paid out can only be determined at the time of such executive officer’s termination. Regardless of the manner in which an executive officer terminates, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include:

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•	accrued salary;

•	ordinary share options awarded, to the extent vested;

•	any amounts payable pursuant to the terms of company plans and policies (e.g. incentive compensation plan, unused vacation pay, any distributions due under health or disability insurance plans);

•	reimbursement of expenses incurred prior to the date of termination; and

•	amounts contributed and vested under our 401(k) plan.

If an executive officer’s employment is terminated without cause, or for death or disability, then we will also pay the executive officer an amount equal to his or her total salary for the difference between the 90 days’ notice of termination (12 months for Mr. Barr) that is required by each employment agreement, and the actual notice given by the Company, subject to all appropriate withholdings and deductions. A “resignation with good reason” of an executive officer is treated the same as a termination without cause by the Company. A change in compensation or benefits not permitted under the employment agreement, including a failure to have a cash bonus plan in place, can be the basis for a resignation with good reason under the employment agreements.

For executive officers whose employment agreement contains a change in control provision, if there is a change in control of the Company at any time during the term of the employment agreement, whether before or after any notice of termination without cause, then the executive officer shall be entitled to receive notice of the effective date of termination 12 months prior to such date. If there is a change in control during the term of the employment agreement and the Company provides executive officer with a notice of termination that is less than the change in control notice period, then the severance payments shall be based on the difference between the change in control notice period and the actual notice given by the Company. Such payments will be lump sum payments payable upon the employee entering into a release agreement satisfactory to the Company. In accordance with Australian legal requirements, Mr. Barr’s employment agreement does not provide for any severance payments upon a change in control.

A “change in control” is generally deemed to occur under the employment agreements if (i) any person, entity or group becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting securities of the Company; or (ii) as a result of, or in connection with, any tender offer, exchange offer, merger, business combination, sale of assets or contested election of directors, the persons who were directors of the Company immediately before such a transaction no longer constitute a majority of the directors of the Company; or (iii) the Company is merged or consolidated with another corporation or entity and, as a result of the merger or consolidation, less than 50.1% of the outstanding voting securities of the surviving corporation or entity is then owned in the aggregate by the former shareholders of the Company; or (iv) the Company transfers all or substantially all of its assets to another company which is not a wholly owned subsidiary of the Company.

The following table shows the potential payments upon termination of employment of our executive officers as of June 30, 2016. For the purposes of this table, it is assumed that the terminated employee receives the maximum payment under his or her employment agreement with the Company. A termination “Without Cause” also includes a termination for “Good Reason,” as defined in each executive officer’s employment agreement.

Name	Termination Event	Cash Severance Payment ($)	Accelerated Vesting ($)	Continuation of Additional Benefits ($)	Total ($)
Terence M. Barr	Voluntary or For Cause:	–	–	–	–
	Without Cause:	400,000	–	17,500	417,500
	Disability:	400,000	–	–	400,000
	Death:	400,000	–	–	400,000
	Change in Control:	–	–	–	–

Robyn Lamont	Voluntary or For Cause:	–	–	–	–
	Without Cause:	60,500	–	4,542	65,042
	Disability:	60,500	–	4,542	65,042
	Death:	60,500	–	–	65,042
	Change in Control:	242,000	–	17,500	259,500

David Ninke	Voluntary or For Cause:	–	–	–	–
	Without Cause:	69,179	–	5,188	72,367
	Disability:	69,179	–	5,188	72,367
	Death:	69,179	–	–	72,367
	Change in Control:	276,717	–	17,500	294,217

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Director Compensation in 2016

Each member of the Board based in Australia received A$80,000 per annum. Each member of the Board based in the United States of America received US$80,000 per annum. The chairman of the Board received an additional A$25,000 per annum. Dr. Hill is currently serving as the chairman of the Board. The U.S. dollar amounts are in the table directly below. Mr. Barr receives no additional compensation for serving as a director.

Director Summary Compensation Table

The following table summarizes the compensation we paid to our non-employee directors during fiscal year ended June 30, 2016.

				Australian
				superannuation
	Fees Earned			contributions
	or Paid	Stock	Option	made by the
	in Cash	Awards	Awards	Company	Total
Name	($)(1)	($)	($)	($)	($)(1)
Victor Rudenno(2)	39,906	-	-	-	39,906
Keith Skipper(2)	17,740	-	-	-	17,740
DeAnn Craig(2)	44,934	-	-	-	44,934
Eugene McColley(3)	7,665	-	-	-	7,665
Greg Channon	12,134	-	-	-	12,134
Peter Hill	19,955	-	-	-	19,955
Neil Fearis (4)	14,526	-	-	-	14,526

(1) Any amounts paid in Australian dollars have been converted to U.S. dollars based on the average rate for the year ended June 30, 2016.

(2) Dr. Victor Rudenno, Mr. Keith Skipper and Dr. DeAnn Craig resigned from the Board on January 27, 2016.

(3) Mr. Eugene McColley resigned from the Board of Directors on August 5, 2015.

(4) Mr. Neil Fearis was appointed on October 4, 2015 and resigned January 27, 2016.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes the securities authorized for issuance under the Company’s equity compensation plans as of June 30, 2016.

Plan Category	(a) Ordinary Shares to be Issued Upon Exercise of Outstanding Options	(b) Weighted-average Exercise Price of Outstanding Options ($)	(c) Ordinary Shares Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by our stockholders	-	-	-
Equity compensation plans not approved by our stockholders	4,000,000	$0.09	-

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Under the Company’s 2009 Plan, and in accordance with Australian law, the Company’s constitution, and the listing rules of the ASX, the Board or an authorized committee of the Board may from time to time grant options, determine the exercise price per share of any option grant, and determine the amount, intervals, and terms upon which each option shall become exercisable. The Board may from time to time amend, suspend or terminate the 2009 Plan.

policy regarding related person Transactions

The Audit Committee has adopted a written policy regarding the review and approval of transactions between us and any “related person.”  Pursuant to the Audit Committee charter, the Audit Committee must review any transaction involving the Company and any related party at least once a year or upon any significant change in the transaction or relationship. The Committee shall also oversee any related party transactions. For these purposes, a “related party transaction” includes any transaction required to be disclosed pursuant to Item 404 of SEC Regulation S–K, as it may be amended from time to time.

There have been no transactions between the Company and any related person since July 1, 2014 which were required to be disclosed in accordance with SEC regulations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. To our knowledge, based solely on a review of the copies of such reports available to us and written representations that no other reports were required, we believe that all reporting obligations of our officers, directors and greater than ten percent stockholders under Section 16(a) were satisfied during the year ended June 30, 2016, except that Mr. Rakich was late filing one Form 4 report regarding one purchase transaction due to his prior misunderstanding that U.S. transaction reporting requirements applied only to directors and not officers, as is the case in Australia, and Mr. Ulmer was late filing a Form 3 reporting no ownership of the Company’s securities.

CORPORATE GOVERNANCE

General

Our business is managed under the direction of the Board. In connection with its oversight of our operations and governance, the Board has adopted, among other things, the following:

•	a Code of Business Conduct and Ethics to provide guidance to directors, officers and employees with regard to certain ethical and compliance issues; and

•	charters of the Audit Committee and Compensation Committee of the Board.

Each of these documents can be viewed on our website at www.samsonoilandgas.com. We will disclose on our website any amendment or waiver of the Code of Business Conduct and Ethics in the manner required by SEC and NYSE MKT rules. Copies of the foregoing documents and disclosures are available without charge to any person who requests them. Requests should be directed to Samson Oil & Gas Limited, 1331 17th Street, Suite 710, Denver, Colorado 80202.

The Board meets regularly to review significant developments affecting us and to act on matters requiring its approval. Directors are requested to make attendance at meetings of the Board and Board committees a priority, to come to meetings prepared, having read any materials provided to them prior to the meetings and to participate actively in the meetings. The Board held 15 meetings during the fiscal year ended June 30, 2016 and acted 10 times by written consent. No director, during his or her period of service in this fiscal year, attended fewer than 75% of the total number of meetings of the Board and committees on which he or she served during his or her tenure. Directors attend the Annual General Meeting when it is felt the cost of travel to the meeting is justified. Last year, Mr. Barr and Dr. Victor Rudenno, a former director, attended the 2015 Annual General Meeting.

Board Leadership Structure and Risk Management

Dr. Hill serves as our Chairman of the Board and our lead independent director. His duties in that role include presiding at executive sessions of the independent directors, reviewing agendas for board meetings, reviewing with the Managing Director, Chief Executive Officer and President his annual goals and objectives, and consulting with the Board regarding its evaluation of the performance of the Managing Director, Chief Executive Officer and President. The Board believes that Dr. Hill’s strong leadership as lead independent director, together with the Board’s parity of independent directors and other aspects of its governance, provides appropriate independent oversight to Board decisions.

44

Mr. Barr currently serves as our Managing Director, Chief Executive Officer and President. Each of our directors other than Mr. Barr and Mr. Rakich is an independent director under the rules of the NYSE MKT. Mr. Barr has served as Managing Director, Chief Executive Officer and President since January 2005. Accordingly, the Board believes that he is uniquely qualified to be the person who typically sets the agenda for, and leads discussions of, strategic issues for the Company.

The Board oversees the risks involved in the Company’s operations as part of its overall oversight function, integrating risk management into the Company’s overall compliance policies and procedures. While the Board has the ultimate oversight responsibility for the risk management process, the Audit Committee has specific responsibilities relating to risk management. Among other things, the Audit Committee, pursuant to its charter, addresses Company policies with respect to risk assessment and risk management, and reviews major risk exposures (whether financial, operating or otherwise) and the guidelines and policies that management has put in place to govern the process of assessing, controlling, managing and reporting such exposures. The independent directors of the Board consider risk and risk management issues in the course of performing their duties with respect to compensation and governance issues, respectively.

Board Committees

The composition and primary responsibilities of the Audit Committee and the Compensation Committee are described below.

The Audit Committee currently consists of Mr. Channon and Dr. Hill, with Mr. Channon acting as Chairman. Dr. Victor Rudenno acted as Chair of the Audit Committee from July 1, 2015 until resigning from the Board and Audit Committee on January 27, 2016. Mr. Eugene McColley resigned from the Board and the Audit Committee on August 5, 2015 and Dr. DeAnn Craig and Mr. Keith Skipper resigned from the Board and the Audit Committee on January 27, 2016. The primary function of the Audit Committee is to assist the Board in its oversight of our financial reporting process. Among other things, the committee is responsible for reviewing and selecting our independent registered public accounting firm and reviewing our accounting practices. The Board has determined that Mr. Channon qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S-K and that each member of the committee is independent under applicable NYSE MKT and SEC rules. See “Resolution 1—Election of Director—Board of Directors” for a summary of the business experience of each member of the committee. During the fiscal year ended June 30, 2016, the Audit Committee held three meetings and acted nil times by written consent.

The Compensation Committee currently consists of Mr. Channon and Dr. Hill, with Dr. Hill acting as Chairman. Mr. Eugene McColley resigned from the Board of Directors and the Compensation Committee on August 5, 2015 and Dr. Victor Rudenno, Dr. DeAnn Craig and Mr. Keith Skipper resigned from the Board of Directors and the Compensation Committee on January 27, 2016. The purpose of the Committee is to (i) discharge the Board’s responsibilities relating to the compensation of Samson’s executive officers and directors, (ii) review and discuss with management the Compensation Discussion and Analysis to be included in the U.S. Proxy Statement and Annual Report on Form 10-K and (iii) prepare the Compensation Committee Report required by Securities and Exchange Commission rules for inclusion in Samson’s annual report and U.S. Proxy Statement in order to recommend that the Compensation Discussion and Analysis be included in such U.S. Proxy Statement and annual report. The Board has determined that each member of the committee is (i) independent under applicable NYSE MKT rules, (ii) a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and (iii) an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). During the fiscal year ended June 30, 2016, the Compensation Committee held no meetings and acted one time by written consent. The Compensation and Audit Committees also communicate frequently by email.

The Compensation Committee shall endeavor to ensure that compensation programs are designed to encourage high performance, promote accountability and align the affected employees’ interests with those of the Company’s shareholders. When appropriate, as permitted under applicable law and the listing standards of the NYSE MKT, the Board or the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee, the Board or members of management, except that it may not delegate its responsibilities for any matters where it has determined such compensation is intended to comply with Section 162(m) of the Internal Revenue Code or is intended to be exempt from Section 16(b) under the Securities Exchange Act of 1934 pursuant to Rule 16b-3 and the delegation could disqualify the compensation under either or both of such provisions.

Due to the Company’s small size and limited number of directors and officers, the Company does not have a nominating committee at present, although the Board has adopted a charter for a Corporate Governance and Nominating Committee of the Board if one is formally established. The two independent directors perform certain functions of a nominating committee; in particular, the independent directors: (i) oversee compliance by Samson, the Board and its committees with corporate governance principles; (ii) advise the Board with respect to the structure and composition of committees of the Board, (iii) are responsible for overseeing the annual review of the Board’s performance, (iv) recommend the compensation of the Company’s directors, and (v) address related matters. The full Board votes when selecting Board nominees. The Board believes it is able to adequately perform the responsibilities of a nominating committee at this time.

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The Board does not have a formal policy with respect to the consideration of diversity when assessing directors and directorial candidates, but considers diversity as part of its overall assessment of the board’s functioning and needs. The committee may retain a search firm to assist it in identifying potential candidates, but it has not done so to date.

The Board does not currently have a policy or specified procedures in place pursuant to which security holders may recommend nominees to the Board. We believe that the Board can appropriately consider and respond to shareholder nominations.

Director Independence

The Board has determined that, other than Mr. Barr and Mr. Rakich, each member of the Board is independent under NYSE MKT rules. Pursuant to these rules “independent director” means a person other than an executive officer or employee of the Company. No director qualifies as independent unless the issuer’s board of directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, there are a number of specific criteria that would disqualify a director from being considered independent, none of which apply to the Company’s two independent directors.

Managing Director

The Company’s constitution enables the Board to appoint one or more managing directors. The Board may delegate any of the powers of the Board to a managing director, as permitted by applicable law. The Board may remove the managing director from the office of managing director at any time. The company’s constitution exempts the managing director from retiring by rotation with the rest of the members of the Board, and the managing director is therefore never up for election at any Annual General Meeting.

Non-Management Sessions

The Board meets in executive session without management as it deems necessary. In addition, both independent members of the Board are members of the Compensation Committee and Audit Committee. Therefore, every time these committees meet, the Board is holding meetings in executive session.

Communicating with the Board of Directors

Interested parties may direct correspondence to the Board or to any individual director by mail to the following address: Samson Oil & Gas Limited, Attn: Chairman, Board of Directors, 1331 17th Street, Suite 710, Denver, Colorado 80202.

Communications should indicate (i) the type and amount of Samson securities held by the person submitting the communication, if any, and/or the nature of the person’s other interest in Samson, (ii) any personal interest the person has in the subject matter of the communication and (iii) the person’s mailing address, e-mail address and telephone number. Unless the communication relates to an improper topic (e.g., it contains offensive content or advocates that we engage in illegal activities) or it fails to satisfy the procedural requirements of the policy, we will deliver it to the person(s) to whom it is addressed.

other matters

Proposals by Holders of Ordinary Shares and Holders of ADSs

Any proposal that a holder of ordinary shares or ADSs wishes to include in proxy materials for our 2017 Annual General Meeting of shareholders pursuant to SEC Rule 14a-8 must have been received no later than Wednesday, May 20, 2017 and must have been submitted in compliance with the rule. If we change the date of our 2017 Annual General Meeting by more than 30 days from the date of the 2016 Annual General Meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. Proposals should be directed to Samson Oil & Gas Limited, Attn: Secretary, Level 16, AMP Building, 140 St Georges Terrace, Perth, Western Australia 6000.

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Pursuant to SEC Rule 14a-4(c)(1), if our Secretary receives any shareholder proposal at the address listed above after Thursday, August 3, 2017 that is intended to be considered at the 2017 Annual General Meeting without inclusion in the U.S. Proxy Statement for the meeting, all proxies will have discretionary authority to vote on such proposal.

Notwithstanding the foregoing, any nomination for director that a shareholder wishes to propose for consideration at the 2017 Annual General Meeting of shareholders, but does not seek to include in our U.S. Proxy Statement under applicable SEC rules, must be received at our principal executive offices no later than 30 business days before the 2017 Annual General Meeting pursuant to Section 3.5 of the Company’s Constitution. Section 3.5 of our Constitution also requires that the Company receive a consent to act as a director signed by the person who is nominated at least 30 business days before the 2017 Annual General Meeting. Any such proposal must be an appropriate subject for shareholder action under applicable law and must otherwise proceed pursuant to the Company’s Constitution and the Corporations Act.

By order of the Board of Directors,

/s/ Denis Rakich
Secretary

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2016 filed with the Securities and Exchange Commission (including exhibits) will be provided at no charge to any stockholder entitled to vote at the Annual Meeting by written request to: Samson Oil & Gas Limited, 1331 17th Street, Suite 710, Denver, Colorado 80202.

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EXHIBIT A
Remuneration Report

Remuneration Report (Audited)

The remuneration report is set out under the following headings:

A	Key management personnel disclosed in this report
B	Principles used to determine the nature and amount of remuneration
C	Details of remuneration
D	Service agreements
E	Equity instruments held by key management personnel
F	Loans to key management personnel
G	Other transactions and balances with key management personnel
H	Company performance

The information provided in this remuneration report has been audited as required by section 308 (3C) of the Corporations Act 2001.

A         Key management personnel disclosed in this report

For the purposes of this report, Key Management Personnel (KMP) of the Consolidated Entity are defined as those persons having authority and responsibility for planning, directing and controlling the major activities of the Company and the Consolidated Entity, directly or indirectly, including any director (whether executive or otherwise) of the Parent Company.

For the purposes of this report, the term “executive” encompasses the Chief Executive Officer, Company Secretary, Chief Financial Officer, Vice President – Exploration and Vice President - Engineering. There are no further employees employed by either the Company or its subsidiaries who meet the definition of executive, therefore only the five executives detailed above are included in this report. During the year and as at the date of this report, unless stated otherwise, the key management personnel were:

Terry Barr	Managing Director
Peter Hill	Non-executive Director, Chairman (appointed 27 January 2016)
Greg Channon	Non-executive Director, (appointed 27 January 2016)
Denis Rakich	Company Secretary, Executive Director (appointed 27 January 2016)
Neil Fearis	Non-executive Director (appointed 4 November 2015, resigned 27 January 2016)
Victor Rudenno	Non-executive Director, Chairman (ceased to be a director 27 January 2016)
Keith Skipper	Non-executive Director (ceased to be a director 29 October 2015)
DeAnn Craig	Non-executive Director (ceased to be a director 27 January 2016
Eugene McColley	Non-executive Director (resigned effective 5 August 2015)

Denis Rakich	Company Secretary
Robyn Lamont	Chief Financial Officer
David Ninke	Vice President – Exploration
Mark Ulmer	Vice President – Operations, (appointed 1 April 2016)

B         Principles used to determine the nature and amount of remuneration

The objective of the Consolidated Entity’s executive reward framework is to ensure reward for performance is competitive and appropriate for the results delivered. The performance of the Company depends upon the quality of its Directors and executives. To be successful and maximise shareholder wealth, the Company must attract, motivate and retain highly skilled Directors and executives.

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Remuneration packages applicable to the executive Directors, senior executives and non-executive Directors are established with due regard to:

•	Performance against set goals
•	Ability to attract and retain qualified and experienced Directors and senior executives.

The Company has formed a Compensation Committee. The current members of the Compensation Committee are Dr Hill and Mr Channon. The Compensation Committee is responsible for determining and reviewing compensation arrangements for Directors and executives. The Committee assesses the appropriateness of the nature and amount of remuneration of Directors and executives on a periodic basis by reference to relevant employment market conditions with the overall objective of ensuring maximum stakeholder benefit from the retention of a high quality Board and executive team.

Executive Remuneration

The Company aims to reward executives with a level and mix of remuneration commensurate with their position and responsibilities within the Company and so as to:

•	Align the interests of executives with those of shareholders;
•	Link reward with strategic goals and performance of the Company; and
•	Ensure total remuneration is competitive by market standards.

Base pay for executives is reviewed on the contract renewal date to ensure the base pay is set to reflect the market for a comparable role. There are no guaranteed base pay increases included in any executives’ contracts.

Remuneration consists of fixed remuneration and remuneration incentives in the form of options issued in the Company.

The level of fixed remuneration is reviewed annually by the Board having due regard to performance against goals set for the year and relevant comparative information. The Board has access to external advice independent of management if required. During the year ended 30 June 2014 the Board sought advice from Denver Compensation and Benefits LLC in regards to the remuneration, including cash compensation and short and long term incentives for employees of the Consolidated Entity. No external advice was sought during the year ended 30 June 2015 and 30 June 2016.

Non-executive Director Remuneration

Fees and payments to non-executive Directors reflect the demands which are made on, and the responsibilities of, the Directors. Non-executive Directors’ fees and payments are reviewed annually by the board. The Chair’s fees are determined independently of the other non-executive Directors. The Chair is not present at any discussions relating to determination of his own remuneration.

The ASX Listing Rules specify that the aggregate remuneration of non-executive Directors shall be determined from time to time by a general meeting. An amount not exceeding the amount determined is then divided between Directors as agreed. The latest determination was at the Annual General Meeting held on 18 November 2010 when shareholders approved an aggregate remuneration of A$500,000 per annum. The amount of aggregate remuneration sought to be approved by shareholders and the manner in which it is apportioned amongst Directors is reviewed annually.

Non-executive Directors are encouraged by the Board to hold shares in the Company (purchased by Directors on market). It is considered good governance for Directors to have a stake in the Company on whose Board they sit.

Remuneration Incentives

The Company does not have a policy in place limiting the Directors exposure to risk in relation to the Company’s options.

The remuneration of non-executive Directors for the year ended 30 June 2016 and 2015 is detailed in Table 1 and Table 2 of this report.

Remuneration Incentives

Directors’ remuneration is not linked to either long term or short term incentives. The Board feels that the expiry date and exercise price of the options issued to the Directors in the current and prior years are sufficient to align the goals of the Directors and executives with those of the shareholders to maximise shareholder wealth. There are no performance criteria or service conditions attached to options issued to Directors.

Vesting conditions are attached to options that are issued to executives and employees.

During the year ended 30 June 2016 there were nil option issues (or other share based payments) to Directors as remuneration.

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Bonus plan for calendar year ended 31 December 2015

The Compensation Committee agreed not to put a bonus plan in place for the calendar year ended 31 December 2015.

Bonus plan for calendar year ended 31 December 2016

The Compensation Committee has not yet determined whether a a bonus plan will be put place for the calendar year ended 31 December 2016.

Voting and comments made at the company's 2015 Annual General Meeting ('AGM')

At the 2015 AGM, 28% of the votes received supported the adoption of the remuneration report for the year ended 30 June 2015.

C Details of Remuneration

Amounts of remuneration

Details of remuneration of the Directors and executives of the Company and Consolidated Entity in accordance with the requirements of the Corporations Act 2001 and its Regulations are set out in the following tables.

Table 1: Key Management Personnel compensation for the year ended 30 June 2016

	Short Term				Post Employment	Share-based Payments		Total	Total Performance Related
	Salary & Fees	Bonus Paid	Non- monetary Benefits	Accrued Bonus	Super - annuation	Options	Ordinary Shares
	$	$	$	$	$	$	$	$	%
Directors
T.Barr	350,000	-	8,947	-	17,500	-	-	376,447	0.0%
D. Craig[1]	44,934	-	-	-	-	-	-	44,934	0.0%
K. Skipper[2]	17,740	-	-	-	-	-	-	17,740	0.0%
V. Rudenno[1]	39,906	-	-	-	-	-	-	39,906	0.0%
E. McColley[3]	7,665	-	-	-	-	-	-	7,665	0.0%
N. Fearis[4]	14,526	-	-	-	-	-	-	14,526	0.0%
P. Hill[5]	19,955	-	-	-	-	-	-	19,955	0.0%
G. Channon[5]	12,134	-	-	-	-	-	-	12,134	0.0%
D. Rakich[6]	85,211	-	-	-	8,521	-	-	93,732	0.0%

Executives
R. Lamont	211,750	-	14,035	-	15,855	-	-	241,640	0.0%
D. Ninke	242,127	-	14,914	-	17,760	-	-	274,801	0.0%
M. Ulmer	80,750	-	4,621	-	6,056	-	-	91,427	0.0%
	1,126,698	-	42,517	-	65,692	-	-	1,234,907

Notes:

1 Ceased to hold office on 27 January 2016

2 Ceased to hold office 29 on October 2015

3 Resigned on 5 August 2015

4 Appointed 4 October 2015 and resigned 27 January 2016

5 Appointed 27 January 2016

6 Appointed as a Director on 27 January 2016

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Table 2: Key Management Personnel compensation for the years ended 30 June 2015

	Short Term				Post Employment	Share-based Payments		Total	Total Performance Related
	Salary & Fees	Bonus Paid	Non- monetary Benefits	Accrued Bonus	Super - annuation	Options	Ordinary Shares
	$	$	$	$	$	$	$	$	%
Directors
T.Barr	400,000	62,260	3,670	-	17,750	-	-	483,680	12.9%
D.Craig	80,000	-	-	-	-	-	-	80,000	0.0%
K. Skipper	67,056	-	-	-	-	-	-	67,056	0.0%
V. Rudenno	88,011	-	-	-	-	-	-	88,011	0.0%
E. McColley	80,000	-	-	-	-	-	-	80,000	0.0%

Executives
D. Rakich	98,561	9,276	-	-	15,088	-	-	122,925	7.5%
R. Lamont	242,000	32,959	4,875	-	17,750	-	-	297,584	11.1%
D. Ninke	276,716	37,688	1,761	-	17,750	-	-	333,915	11.3%
	1,332,344	142,183	10,306	-	68,338	-	-	1,553,171

The bonus paid represents the amount of the bonus expensed for the year ended 30 June 2015, with respect to the bonus applicable for the calendar year ended 31 December 2014. A portion of the bonus was accrued and expensed during the year ended 30 June 2014, however was only paid during the year ended 30 June 2015, along with the portion expensed for the year ended 30 June 2015. All key management personnel earned 60% of the maximum bonus payable and forfeited the remaining 40%.

Table 3 The proportion of remuneration linked to performance and the fixed proportion are as follows

	Fixed remuneration		At risk - STI		At risk - LTI
Name	2016	2015	2016	2015	2016	2015
Directors
T.Barr	100%	87.1%	-%	12.9%	-%	-%
D. Craig[1]	100%	-%	-%	-%	-%	-%
K. Skipper[2]	100%	-%	-%	-%	-%	-%
V. Rudenno [1]	100%	-%	-%	-%	-%	-%
E. McColley[3]	100%	-%	-%	-%	-%	-%
N. Fearis[4]	100%	-	-%	-	-%	-
P. Hill[5]	100%	-	-%	-	-%	-
G. Channon[5]	100%	-	-%	-	-%	-
D. Rakich[6]	100%	92.5%	-%	7.5%	-%	-%

Executives
R. Lamont	100%	88.9%	-%	11.1%	-%	-%
D. Ninke	100%	88.7%	-%	11.3%	-%	-%
M. Ulmer	100%	-	-%	-	-%	-

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D          Service Agreements

It is the Board’s policy that employment contracts are only entered into with the managing director and senior executives. As such contracts have been entered into for Mr. Barr, Mr. Ninke and Ms Lamont. Details of these contracts are included below.

Mr. Barr – Chief Executive Officer

Effective 1 January 2011, Mr Barr has been retained by the Company to act as the Company’s President, Managing Director and Chief Executive officer for a period of three years with an option to extend the contract for an additional three years at the mutual agreement of both the Company and the employee. In January 2014, his contract was extended for an additional 2 years. Mr Barr signed a new contract effective 31 December 2015, this contract has a two year term. As of 1 January 2016, the contract allows for total compensation of $417,000 (cash and non cash benefits).

Mr. Ninke – Vice President Exploration

Effective 1 January 2011, Mr Ninke has been retained by the Company to act as Vice President - Exploration for a period of three years with an option to extend the contract for an additional three years. In January 2014, Mr Ninke’s contract was extended for three years at the mutual agreement of both the Company and the employee. As of 1 January 2014, the contract allows for total compensation of $301,417 (cash and non cash benefits). Mr Ninke also retains the right to receive a 1% revenue royalty from production from prospects identified and recommended prior to 31 March 2011, being the Diamondback prospect. This prospect has yet to be drilled.

Ms Lamont – Chief Financial Officer

Effective 1 January 2011, Ms Lamont has been retained by the Company to act as the Vice President – Finance and Chief Financial Officer for a period of three years with an option to extend the contract for an additional three years at the mutual agreement of both the Company and the employee. In January 2014, Ms Lamont’s contract was extended for an additional three years. As of 1 January 2014, the contract allows for total compensation of $266,700 (cash and non cash benefits).

Key management personnel have no entitlement to termination payments in the event of removal for misconduct.

E          Equity instruments held by key management personnel

(i)     Option holdings of key management personnel

(ii)    Shares issued on exercise of options

(iii)   Shareholding of key management personnel

(i)          Option holdings of key management personnel

	Balance at beginning of period	Exercised during the	Expired during the	Granted as		Balance at end of period	Options vested at
30 June 2016	1 July 2015	year	year	compensation	Other	30 June 2016	30 June 2016
Directors
D.Craig[1]	4,000,000	-	(4,000,000)	-	-	-	-
T. Barr	802,938	-	-	-	-	802,938	802,938
V. Rudenno[1]	542,241	-	-	-	(542,241)	-	-
K. Skipper[2]	80,000	-	-	-	(80,000)	-	-
E. McColley[3]	4,801,001	-	-	-	(4,801,001)	-	-
D. Rakich[6]	-	-	-	-	-	-	-
N. Fearis [4]	-	-	-	-	-	-	-
P. Hill[5]	-	-	-	-	-	-	-
G. Channon[5]	-	-	-	-	-	-	-

Executives
R. Lamont	-	-	-	-	-	-	-
D. Ninke	-	-	-	-	-	-	-
M. Ulmer	-	-	-	-	-	-	-
Total	10,226,180	-	(4,000,000)	-	(5,423,242)	802,938	802,938

Notes:

1 Ceased to hold office on 27 January 2016

2 Ceased to hold office 29 on October 2015

3 Resigned on 5 August 2015

4 Appointed 4 October 2015 and resigned 27 January 2016

5 Appointed 27 January 2016

6 Appointed as a Director on 27 January 2016

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(ii)         Shares issued on exercise of options

No directors or executive options were exercised during the year ended 30 June 2016 (2015: nil)

(iii)        Shareholdings of key management personnel

	Balance at beginning of period	Granted as	On exercise of		Balance at end of period
30 June 2016	1 July 2015	compensation	options	Net change other	30 June 2016
Directors
D. Craig[1]	280,000	-	-	(280,000)	-
T. Barr	14,546,446	-	-	-	14,546,446
V. Rudenno[1]	5,892,105	-	-	(5,892,105)	-
K. Skipper[2]	936,502	-	-	(936,502)	-
E. McColley[3]	2,002,500	-	-	(2,002,500)	-
D. Rakich[6]	-	-	-	200,000	200,000
N. Fearis[4]	-	-	-	-	-
P. Hill[5]	-	-	-	-	-
G. Channon[5]				100,000	100,000

Executives
R. Lamont	2,472,038	-	-	-	2,472,038
D. Ninke	2,112,400	-	-	-	2,112,400
M. Ulmer	-	-	-	-	-
	28,241,991	-	-	(8,811,107)	19,430,884

Notes:

1 Ceased to hold office on 27 January 2016

2 Ceased to hold office 29 on October 2015

3 Resigned on 5 August 2015

4 Appointed 4 October 2015 and resigned 27 January 2016

5 Appointed 27 January 2016

6 Appointed as a Director on 27 January 2016

All equity transactions with key management personnel other than those arising from the exercise of compensation options have been entered into under terms and conditions no more favourable than those the Consolidated Entity would have adopted if dealing at arm’s length. In the tables above “Net Change Other” represents sales of shares by a company associated with Mr McColly through a blind trust that Mr McColly has no control over.

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F            Loans to key management personnel

No loans have been granted to key management personnel during the current or prior year.

G            Other transactions and balances with key management personnel

There were no transactions with key management personnel or their related parties during the current or prior year other than those mentioned above.

H            Company Performance

The Company’s performance is reflected in the movement in the Company’s earnings/(loss) per share (EPS) over time. The graph below shows Samson Oil & Gas Limited’s basic EPS history for the past five years, including the current period as well as the average share price quoted from the ASX.

EPS for the years ended 30 June 2016, 2015, 2014, 2013 and 2012 has been measured based on the net (loss)/profit as calculated by the application of Australian Accounting Standards.

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ANNEXURE “B”
Terms of Options to be issued to Directors

Immediately upon the approval of the 2016 Plan and of the specific grant of such options by the Company’s shareholders, the following options (the “Initial Options”) shall be granted to the participants below, effective on the date of shareholder approval (the “Effective Date”), without any further action by the Board so long as named the participants continue to hold the positions with the Company set forth below:

Position with Company	Participant Name	Number of Shares	Term (years)
Chairman of the Board	Peter Hill	30,000,000 (150,000 ADSs)	10

CEO/Managing Director	Terence Barr	60,000,000 (300,000 ADSs)	10

Other Directors (2)	Greg Channon & Denis Rakich	24,000,000 (120,000 ADSs) each	10

TOTALS	4 Grants	138,000,000 Shares (690,000 ADSs)

The Initial Options shall be unvested on the date of grant but will fully vest on the one year anniversary of the shareholder approval of the 2016 Plan so long as the participant continues to hold the “Position with Company” designated above on such anniversary date. If a participant designated above to receive Initial Options no longer holds the position with Company set forth above on the date of shareholder approval of the 2016 Plan, then no Options will be granted to such participant.

Initial Options that are eligible to be incentive stock options (“ISOs”) will be granted as ISOs if and to the extent that they are eligible to be so granted.

The exercise price of Initial Options granted to U.S. Persons shall be the Fair Market Value (as defined in the 2016 Plan) on the date of shareholder approval of the Plan. The exercise price of Initial Options that are granted to non-U.S. Persons shall be one hundred forty three percent (143%) of Fair Market Value, provided, however, that if the exercise price for non-U.S. Persons can be set lower than such amount without causing the non-U.S. Person Recipients to incur immediate taxation upon grant of the Initial Options, then the Board may lower the exercise price so long as it is equal to or greater than Fair Market Value.

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ANNEXURE “C”
2016 Stock Option Plan

SAMSON OIL & GAS LIMITED

2016 STOCK OPTION PLAN

1.          Purpose. The purpose of this Plan is to align the interests of Samson Oil & Gas Limited and its subsidiaries (collectively “Samson” or the “Company”) and Samson’s shareholders with those of its officers, directors and employees as well as other individuals providing services to Samson (“Eligible Persons”) by creating incentives for such persons to exert maximum efforts for the success of the Company. Issuances of options to subscribe for (“Options”) Samson’s ordinary shares (“Shares”) to Eligible Persons must comply with all applicable Australian laws, including the Australian Corporations Act and the Listing Rules, and with applicable U.S. laws, including state and federal securities laws, NYSE MKT rules and SEC rules (collectively, “Applicable Law”).

2.          Definitions. As used in this Plan, the following terms shall have the meanings indicated:

(a)          “ADSs” refers to Samson’s American Depositary Shares, each representing 200 Ordinary Shares

(b)           “ASX” means the Australian Securities Exchange.

(c)          “Board” means Samson’s Board of Directors excluding the Managing Director or, if the Board delegates its responsibilities under this Plan to the Compensation/Remuneration Committee or another committee of the Board, then such committee, provided, however, that the members of such Committee must be Outside Directors and otherwise meet all applicable requirements of Section 162(m) of the Code and Rule 16b-3 promulgated under the U.S. Securities Exchange Act of 1934 (“1934 Act”) and with any other Applicable Law.

(d)          “Covered Employee” means a “covered employee” as defined for purposes of Code Section 162(m).

(e)          “Code” means the Internal Revenue Code of 1986, as amended.

(f)          “Disability” means permanent and total disability as determined under Company’s long-term disability plan applicable to the Participant, or if there is no such plan applicable to the Participant, “Disability” means a determination of total disability by the U.S. Social Security Administration; provided that, in either case, the Participant’s condition also qualifies as a “disability” for purposes of Section 409A(a)(2)(C) of the Code, with respect to an Award subject to Section 409A of the Code.

(g)          “Continuous Service” means that the Participant’s service with the Company is not interrupted or terminated even if there is a change in the capacity in which the Participant renders service to the Company, provided that there is no interruption or termination between such different capacities.

(h)           “Employee” means an individual employed by the Company as determined pursuant to Section 3401(c) of the Code. An individual’s status as an employee shall be determined under Australian law for individuals providing services in Australia.

(i)          Fair Market Value” means, as of any date, the official closing sales price for the Shares on the ASX on the last market trading day prior to the day of determination. If the official closing price of ADSs as converted to Shares on the NYSE MKT on such date is different than the official closing price on the ASX, then the Fair Market Value shall be the higher of the ASX price and the NYSE MKT price. In the absence of a public trading market for the Shares, the Fair Market Value for any options granted to US Persons shall be determined in good faith by the Board in accordance with Section 409A of the Code and the regulations and other guidance promulgated thereunder. When comparing prices of Shares on the ASX and ADSs on the NYSE MKT, the official closing price of ADSs on the NYSE MKT will first be converted to ordinary share equivalents, in U.S. dollars, and then the ordinary share price in U.S. dollars will be further converted to Australian dollars using the exchange rate quoted by the Reserve Bank of Australia for that trading day.

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(j)          “Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(k)          “Initial Options” shall mean the Options described in Section 11 of this Plan.

(l)          “Listing Rules” shall mean the Listing Rules of the ASX, as amended.

(m)          “Nonqualified Stock Option” or “NQSO” means an Option that does not qualify as an Incentive Stock Option.

(n)          “NYSE MKT” shall mean the New York Stock Exchange’s NYSE MKT trading market.

(o)           “Option Agreement” means a written agreement that may, but need not be, entered into between the Company and a Participant setting forth the terms and conditions of an Option.

(p)          “Ordinary Shares” means Samson’s ordinary shares traded on the ASX

(q)          “Outside Director” means a member of the Board (a) who is an “outside director” for purposes of Section 162(m) of the Code and (b) who is not a current Employee or officer of the Company, does not receive compensation directly or indirectly from the Company or its parent or a subsidiary in any capacity other than as a Director, does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of SEC Regulation S-K and is not engaged in a business relationship that must be disclosed under Item 404(b) of Regulation S-K.

(r)          “Participant” means an Eligible Person who has been granted or holds an Option.

(s)          “Plan” means this 2016 Stock Option Plan of Samson Oil & Gas Limited.

(t)          “SEC” means the U.S. Securities and Exchange Commission.

3.          Options Subject to the Plan. Options granted under this Plan may only be granted if and to the extent that the Options and the Shares underlying the Options are authorized and issuable in accordance with Applicable Law.

4.          Grants of Options. The Board shall administer this Plan, including the grant of Options from time to time, in accordance with Applicable Law and this Plan. Except as otherwise provided in this Plan, the Board shall determine who shall be granted Options; when and how Options are granted; the exercise price, vesting schedule and other terms of Options granted (which need not be identical), the number of Shares underlying each Option and for US Persons, whether the Option is an Incentive Stock Option or an NQSO. The Board shall also have the power to interpret the terms of this Plan and of Options, and to establish, amend and revoke rules and regulations for their administration including but not limited to the correction of any defect, omission or inconsistency in this Plan or any Option.

5.          Incentive Stock Options and NQSOs. Incentive Stock Options may only be granted to US Persons and may not be exercisable for more than ten (10) years from the date of grant. A US Person who owns (or is deemed to own by Code Section 424(d)) Shares with more than ten percent (10%) of the total combined voting power of the Company may not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Shares at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Shares underlying Incentive Stock Options granted to a Participant that become exercisable during any calendar year exceeds $100,000, the portion of the Options that exceed such limit shall be treated as NQSOs. An Incentive Stock Option shall not be transferable except from a decedent to an estate or by bequest or inheritance. An NQSO granted to a US Person shall be transferable only if and to the extent provided in the Option Agreement. Options granted to US Persons as Incentive Stock Options that fail to satisfy all the requirements for Incentive Stock Options at any time shall thereafter be deemed to be NQSOs.

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6.          Exercise Price. The exercise price per share of any Option granted pursuant to this Plan shall be any price determined by the Board in accordance with Applicable Law. In addition, the exercise price per share of any Option granted to a United States resident or a person subject to United States income taxation (“US Persons”) shall be equal to or greater than the Fair Market Value of the Shares on the date of grant. No Options subject to Code Section 162(m) shall be granted unless the grant of such Options qualifies as qualified performance based compensation pursuant to Treasury Regulations Section 1.162-27(e)

7.          Exercise of Options. An Option shall be deemed exercised when (i) the Company has received notice of such exercise in accordance with the terms of the Option and (ii) full payment of the aggregate price of the Shares as to which the Option is exercised has been made. The consideration paid for the Shares upon exercise of an Option, as well as the method of payment of the exercise price, shall be determined by the Board in accordance with Applicable Law, the Company’s constitution, NYSE MKT rules and the Listing Rules.

8.          Vesting of Options. Options may be fully vested at the time of grant or may become exercisable in periodic installments as the Board determines at the time of grant or, in the case of Initial Options or Automatic Options, as provided in this Plan. Option vesting may also be subject to such other terms and conditions, including performance or other criteria, as the Board deems appropriate in each case.

9.          Exercisability and Expiration of Options. Each Option granted under this Plan shall become exercisable in such amounts, at such intervals, and upon such terms as the Board shall provide in accordance with Applicable Law and this Plan. The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time provided by the Board when granting the Option or, in the case of Initial Options or Automatic Options, as provided in this Plan.

10.         Issuance of Shares.

(a)          Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares upon exercise of Options if such issuance would violate Applicable Law.

(b)          As a condition to any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings as the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation.

(c)          The Company may not grant Options or issue Shares upon exercise of Options to any consultants or advisors who are US Persons if the services provided by such consultants or advisors are either (i) rendered in connection with the offer or sale of securities in a capital-raising transaction or (ii) directly or indirectly promote or maintain a market for the Company’s securities.

11.         Initial Grants of Options.    Immediately upon the approval of this Plan and of the specific grant of such Options by the Company’s shareholders, the following Options (the “Initial Options”) shall be granted to the Participants below, effective on the date of shareholder approval (the “Effective Date”), without any further action by the Board so long as named the Participants continue to hold the positions with the Company set forth below:

Position with Company	Participant Name	Number of Shares	Term (years)
Chairman of the Board	Peter Hill	30,000,000 (150,000 ADSs)	10

CEO/Managing Director	Terence Barr	60,000,000 (300,000 ADSs)	10

Other Directors (2)	Greg Channon & Denis Rakich	24,000,000 (120,000 ADSs) each	10

TOTALS	4 Grants	138,000,000 Shares (690,000 ADSs)

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The Initial Options shall be unvested on the date of grant but will fully vest on the one year anniversary of the shareholder approval of this Plan so long as the Participant continues to hold the “Position with Company” designated above on such anniversary date. If a Participant designated above to receive Initial Options no longer holds the Position with Company set forth above on the date of shareholder approval of this Plan, then no Options will be granted to such Participant. In the event a new Eligible Person has been named to such Position with Company on the date of shareholder approval in replacement of any of the Participants named above, the Board may, in its discretion, elect to grant the Option to such replacement. The grant of Initial Options shall not prevent or restrict the Board from granting additional Options to the same or different Participants in the future, in its discretion, subject to Applicable Law, including all shareholder approval requirements. Initial Options that are eligible to be ISOs will be granted as ISOs if and to the extent that they are eligible to be so granted.

The exercise price of Initial Options granted to US Persons shall be the Fair Market Value on the date of shareholder approval of the Plan. The exercise price of Initial Options that are granted to non-US Persons shall be one hundred forty three percent (143%) of Fair Market Value, provided, however, that if the exercise price for non-US Persons can be set lower than such amount without causing the non-US Person Recipients to incur immediate taxation upon grant of the Initial Options, then the Board may lower the exercise price so long as it is equal to or greater than Fair Market Value.

12.         Shares Subject to Plan. Three hundred twenty million (320,000,000) Shares (which are the equivalent of one million six hundred thousand (1,600,000) ADSs) are initially reserved and available for Options granted under this Plan, including the one hundred thirty eight million (138,000,000) Shares (the equivalent of 690,000 ADSs) in Initial Options granted upon the approval of this Plan by shareholders to Directors so that one hundred eighty two million (182,000,0000) Shares (the equivalent of 910,000 ADSs) remaining for potential grant to Eligible Persons by the Board. The maximum number of Shares subject to Awards that may be granted under this Plan to any one Participant in any one calendar year is also sixty million (60,000,000) Shares (the equivalent of 300,000 ADSs), unless a greater number is authorized by a resolution approved by the Board and the shareholders, in which event the maximum shall be increased to such number. Shares that are the subject of Options that expire, are forfeited or cancelled or terminate for any other reason without the delivery of the Shares are added back in to the Plan and may be granted again if and to the extent otherwise permitted by this Plan. When Shares or ADSs are tendered to the Company by a Participant to pay the exercise price of an Option or to satisfy tax withholding obligations, the Shares tendered will likewise be added back to the number of Shares or ADSs available for issuance under this Plan.

13.         Termination of Continuous Service. Unless otherwise provided by the Board when an Option is granted, in the event a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Option if and to the extent that the Participant was entitled to exercise such Option immediately prior to such termination so long as such exercise is made by the earlier of (i) the date that is twelve (12) months following the termination of Continuous Service or (ii) the expiration of the term of the Option. If, after termination of Continuous Service, the Option holder does not exercise his or her Option within the time specified herein or as modified by the Option Agreement, the Option shall lapse.

14.         Administration of the Plan. The Plan shall be administered by the Board or an authorized committee of the Board, either of which shall have the authority to adopt such rules and regulations as are necessary or desirable for the implementation and administration of the Plan and to make such determinations as are not inconsistent with the Plan.

15.         Amendment and Discontinuation of the Plan. The Board may from time to time amend, suspend or terminate the Plan. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

16.         Termination Date. This Plan shall terminate ten (10) years from the date that it is approved by Company’s shareholders but must be submitted to shareholders for re-adoption every three (3) years during that period. Notwithstanding the termination of this Plan, Options granted prior to the termination of this Plan shall continue in effect according to their terms and the Board shall continue to have responsibility for administering all such outstanding Options.

17.         Governing Law. The Plan will be governed by, and construed and enforced in accordance with, the laws of Australia, the United States of America and the State of Colorado, in each case as applicable under the circumstances. In the event of a conflict between the various laws, the Board shall determine which law is applicable.

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18.         No Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the voting or other rights of a holder with respect to, the Shares underlying an Option prior to exercise of the Option.

19.         No Promise of Continuing Employment or Service. The grant of an Option by the Board or this Plan shall not give any rights to a Participant to continue to be employed by or otherwise serve Company.

20.         Tax Withholding Obligations. Company will require Participants to pay all applicable federal, state or local taxes at the time of exercise or vesting if and as required by law. The Company may satisfy such payment obligation by withholding all or a portion of such amounts from wages, fees or other funds otherwise due to the Participant from the Company. If insufficient funds are available from such withholding, the Board may, in its sole discretion, allow the Participant to: (i) authorize the Company to withhold Shares from the Shares otherwise issuable to the Participant upon the exercise of the Option, up to the amount of taxes owed for the exercise; or (ii) deliver to the Company other owned and unencumbered Shares or ADSs. The Board may in any event require the Participant to tender a cash payment of some or all of the taxes due upon exercise of an Option.

21.         Section 280G Cut-Back. If the Board determines, in its sole discretion, that any payment or distribution by the Company required or permitted by this Plan (“Payment”) to or for the benefit of a Participant who is a US Person would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Participant with respect to such excise tax (together with any such interest and penalties, the “Excise Tax”), such Payments shall be reduced, to the extent required to prevent the imposition upon the Participant of any Excise Tax.

If a reduction in Payments is required pursuant to the immediately preceding paragraph, then, except as provided below with respect to Payments that consist of health and welfare benefits, the reduction in Payments shall be implemented by determining the “Parachute Payment Ratio” (as defined below) for each Payment and then reducing the Payments in order beginning with the Payment with the highest Parachute Payment Ratio. For Payments with the same Parachute Payment Ratio, such Payments shall be reduced based on the time of payment of such Payments, with amounts being paid furthest in the future being reduced first. For Payments with the same Parachute Payment Ratio and the same time of payment, such Payments shall be reduced on a pro-rata basis (but not below zero) prior to reducing Payments next in order for reduction. For purposes of this Section, “Parachute Payment Ratio” shall mean a fraction, the numerator of which is the value of the applicable Payment as determined for purposes of Code Section 280G, and the denominator of which is the financial present value of such Parachute Payment, determined at the date such payment is treated as made for purposes of Code Section 280G (the “Valuation Date”). In determining the denominator for purposes of the preceding sentence (1) present values shall be determined using the same discount rate that applies for purposes of discounting payments under Code Section 280G; (2) the financial value of payments shall be determined generally under Q&A 12, 13 and 14 of Treasury Regulation 1.280G-1; and (3) other reasonable valuation assumptions as determined by the Company shall be used. Notwithstanding the foregoing, Payments that consist of health and welfare benefits shall be reduced after all other Payments, with health and welfare Payments being made furthest in the future being reduced first.

22.         Capitalization Adjustments. If any change is made in the number of issued and outstanding Shares of the Company without the receipt of consideration by the Company (whether by merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, in kind property dividend, stock split, reverse stock split, exchange of shares or otherwise), all issued and outstanding Options and all unissued Automatic Options will be appropriately adjusted by the Board. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

23.         Asset Sale, Merger, Consolidation, or Series of Transactions. Unless otherwise provided by the terms of an Option at the time of grant, upon (i) sale, lease or other disposition of all or substantially all of the Company’s assets, (ii) consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the Company’s outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization or (iii) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of fifty percent (50%) of the Company’s outstanding voting power is transferred (individually, a “Change of Control”), then, unless otherwise determined by the Board, the surviving or acquiring shall assume all outstanding Options or replace them with substantially identical options in that corporation or other property with equivalent value.

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24.         Amendment of Plan. The Board at any time, and from time to time, may amend the Plan, provided, however that no amendment shall be effective unless it complies with Applicable Law and is approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or, if applicable, 1934 Act Rule 16b-3 or any securities exchange listing requirements. A Participant’s rights in an Option granted before an amendment of this Plan shall not be impaired by any such amendment without the written consent of the Participant.

25.         Compliance with International Requirements. If any Option is granted to an Eligible Person who is not a US Person, the Board may, in its sole discretion, modify the provisions of this Plan or any Option as they pertain to such individuals to comply with applicable law, regulations or accounting rules.

26.         Code Section 409A. Options granted to US Persons under this Plan are intended to be exempt from, or to comply with, the provisions of Section 409A of the Code, and this Plan and all Options granted hereunder shall be interpreted accordingly. Notwithstanding anything herein to the contrary, the Company shall have the discretion and authority to amend this Plan or any Options granted hereunder at any time to the extent necessary or advisable to satisfy any requirements of Section 409A of the Code or guidance published thereunder. However, the Company or any Affiliate shall have no liability for any failure of the Plan or any Option to satisfy Code Section 409A, and the Company does not guarantee that the Plan or any Stock Award complies with Code Section 409A.

27.         Limitation on Issuances. No Option will be issued under the Plan to a director or officer of the Company without prior shareholder approval if and to the extent required by Applicable Law.

28.         No ASX Quotation. No application will be made for quotation of the Options by the ASX or any other securities exchange.

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PROXY FORM

The Secretary

Samson Oil & Gas Limited

Level 16, AMP Building

140 St Georges Terrace

PERTH WA 6000

I/We …………………………………………………………………………………………………(Full Name – Block Letters)

of ……………………………………………………………………………………………………. being a member of Samson Oil & Gas Limited hereby appoint ……………………………………………………. to exercise …………………% of my/our voting rights

(Name of 1st Proxy)

……………………………………………………. to exercise ………………………% of my/our voting rights

(2nd Proxy - Optional)

or in his/her absence, the Chairman of the meeting as my/our proxy/proxies to vote on my/our behalf at the General Meeting of the Company to be held at 11.00am on 17 November 2016 and at any adjournment thereof.

The Chairman of the meeting will act as your proxy if you do not appoint someone. It is the Chairman’s intention to exercise all undirected proxies in favour of all of the resolutions and advisory vote 13.

If the Chairman is appointed as your proxy (either expressly or by default) and you do not wish to direct your proxy how to vote, please place a mark in this box ☐

By marking the box above you acknowledge that if you have appointed the Chairman as your proxy (either expressly or by default):

(1)	he may exercise the undirected proxy even if he has an interest in the outcome of resolutions 3 to 6 and 8 to 12 or advisory vote 13 and votes cast by him other than as proxy would be disregarded because of that interest; and
(2)	he is expressly authorised to exercise the undirected proxy in respect of resolution 2 in the manner described above even though resolution 2 is connected with the remuneration of a member of the Key Management Personnel.

If you do not mark the box above, and you have not directed your proxy how to vote, then in respect of resolution 2 the Chairman will not cast your votes and your votes will not be counted in calculating the required majority if a poll is called on those resolutions.

	RESOLUTIONS	FOR	AGAINST	ABSTAIN

1	Re-election of Director	☐	☐	☐

2	Adoption of remuneration report	☐	☐	☐

3	Issue of Shares to P. Hill	☐	☐	☐

4	Issue of Shares to T. Barr	☐	☐	☐

5	Issue of Shares to G. Channon	☐	☐	☐

6	Issue of Shares to D. Rakich	☐	☐	☐

7	Issue of Shares to employees	☐	☐	☐

8	Adoption of Stock Option Plan	☐	☐	☐

9	Issue of Options to P. Hill	☐	☐	☐

10	Issue of Options to G. Channon	☐	☐	☐

11	Issue of Options to D. Rakich	☐	☐	☐

12	Issue of Options to T. Barr	☐	☐	☐

13	Advisory vote to approve named executive officer compensation	☐	☐	☐

Dated this …………………………………….day of……………………………………………2016.

……………………………………… ……………………………………

Signature of Member signature of Joint Member

or if a company:

THE COMMON SEAL OF …………………………………………. )

was affixed in the presence of, ) And the sealing is attested by: )

……………………………………… ………………………………………

Secretary Director

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INSTRUCTIONS FOR APPOINTMENT OF PROXY

(1)	A member entitled to attend and vote at the meeting is entitled to appoint not more than two proxies.

(2)	Where more than one proxy is appointed, each proxy must be appointed to represent a specified proportion of the member's voting rights. If that proportion is not specified, each proxy may exercise one-half of the member’s voting rights.

(3)	A proxy need not be a member of the Company.

Forms to appoint proxies and the Power of Attorney (if any) under which it is signed or an office copy or notarially certified copy thereof must be deposited with the Company at the registered office, Level 16, AMP Building, 140 St Georges Terrace, Perth, or faxed to the Company (Fax No: (08) 9220 9820 and for overseas shareholders: 618 9220 9820, not less than 48 hours before the time for holding the meeting. A proxy presented by a company should be under the Common Seal of that company